                                                                   Exhibit 10.26

================================================================================


                        SALE AND CONTRIBUTION AGREEMENT



                                 BY AND AMONG



                           MADISON MOTOR INNS, INC.,
                            a Delaware corporation,



                              CRAIG STARK, INC.,
                            a Wisconsin corporation




                                      AND




                      AMERICAN GENERAL HOSPITALITY, INC.,
                             a Texas corporation,



           AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P.,
                        a Delaware limited partnership


                          Dated as of April 30, 1996
                                      --------


================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 The Contract......................................................   2
     1.1  Agreement to Contribute or Sell...................................   2
     1.2  Earnest Money.....................................................   2

ARTICLE 2 Hotel.............................................................   3

ARTICLE 3 Purchase Price; Payment; Issuance of Limited
             Partner Units..................................................   6
     3.1  Purchase Price....................................................   6
     3.2  Registration Rights...............................................   7
     3.3  Covenants, Representations and Warranties With
             Respect to Units and Shares....................................   7
     3.4  Securities Covenants, Representations and
             Warranties of CSI..............................................   9

ARTICLE 4 Title Deliveries..................................................  12
     4.1  Title Commitment..................................................  12
     4.2  Searches..........................................................  12
     4.3  Survey............................................................  12

ARTICLE 5 Hotel Documents and Objections....................................  13
     5.1  Hotel Documents...................................................  13
     5.2  Procedure for Objections..........................................  14
     5.3  Financial Information.............................................  15
     5.4  Termination Right of Owners.......................................  15

ARTICLE 6 Permitted Exceptions..............................................  15
     6.1  Permitted Exceptions..............................................  15

ARTICLE 7 Operation of Hotel................................................  15
     7.1  Interim Operation.................................................  15
     7.2  Notices of Violation..............................................  18

ARTICLE 8 Representations and Covenants.....................................  18
     8.1  Representations by Partnership, AGH and AGHGP.....................  18
     8.2  Representations by Owners.........................................  19
     8.3  Shadow Management.................................................  26
     8.4  Access to Hotel Books and Records.................................  27
     8.5  Liquor License....................................................  27
     8.6  Hart Act..........................................................  27
     8.7  Confidentiality...................................................  27

ARTICLE 9 Conditions Precedent to the Closing...............................  28
     9.1  Conditions to Obligations of the AGH Parties......................  28
     9.2  Conditions to Owners' Obligations.................................  29

ARTICLE 10 Closing and Closing Documents....................................  30

     10.1  Closing..........................................................  30
     10.2  Escrow...........................................................  31
     10.3  Owner's Deliveries...............................................  31
     10.4  Deliveries by Partnership, AGHGP and REIT........................  32
     10.5  Amendment of Organizational Documents............................  33
     10.6  Concurrent Transactions..........................................  33
     10.7  Further Assurances...............................................  33
     10.8  Prorations and Adjustments.......................................  34
     10.9  Sales Tax........................................................  35
     10.10  Document Recordation and Transfer Costs.........................  35
     10.11  Reconciliation and Final Payment................................  36
     10.12  Failure of IPO..................................................  36

ARTICLE 11 Casualty And Condemnation........................................  36
     11.1  Risk of Loss Notice..............................................  36
     11.2  Partnership's Termination Right..................................  36
     11.3  Procedure for Closing............................................  37

ARTICLE 12 Default And Remedies.............................................  37
     12.1  Default by AGH Parties...........................................  37
     12.2  Owners' Default..................................................  38

ARTICLE 13 Indemnities......................................................  39
     13.1  Owners' Indemnity................................................  39
     13.2  Partnership's Indemnity..........................................  40
     13.3  Defense of Actions...............................................  40

ARTICLE 14 Brokers..........................................................  41
     14.1  No Broker........................................................  41
     14.2  Indemnification by Owners........................................  41
     14.3  Indemnification by AGH Parties...................................  41

ARTICLE 15 Definitions......................................................  41
     15.1  Definitions......................................................  41

ARTICLE 16 Miscellaneous....................................................  45
     16.1  Notice...........................................................  45
     16.2  Entire Agreement; Modifications and Waivers;
             Cumulative Remedies............................................  46
     16.3  Exhibits.........................................................  46
     16.4  Successors and Assigns...........................................  46
     16.5  Article Headings.................................................  46
     16.6  Governing Law....................................................  47
     16.7  Time Periods.....................................................  47
     16.8  Counterparts.....................................................  47
     16.9  Survival.........................................................  47
     16.10  Further Acts....................................................  47
     16.11  Severability....................................................  47
     16.12  Attorneys' Fees.................................................  47

EXHIBITS

Exhibit A    Legal Description
Exhibit B    Service Contracts
Exhibit C    FF&E Leases
Exhibit D    Organizational Documents
Exhibit D-1  Pending Litigation
Exhibit E    Leases
Exhibit F    Insurance Policies
Exhibit G    Licenses
Exhibit H    Violations
Exhibit I    Warranties
Exhibit J    Environmental Reports
Exhibit K    Stark Employment Agreement
Exhibit L    Product Improvement Plan
Exhibit M    Employee Agreements


SCHEDULES

Schedule 1   Partnership Agreement
Schedule 2   Lock-Up Agreement
Schedule 3   Exchange Rights Agreement
Schedule 4   Registration Rights Agreement
Schedule 5   Unit Pricing
Schedule 6   Separate Agreement


The exhibits and/or schedules of Exhibit 10.26, set forth herein have not been included as exhibits to the Registration Statement. The Registrant agrees to furnish supplementally a copy of any such omitted schedule or exhibit upon request.

                        SALE AND CONTRIBUTION AGREEMENT
                        -------------------------------


          THIS SALE AND CONTRIBUTION AGREEMENT (this "Agreement") is made as of
April                30, 1996 by and among MADISON MOTOR INNS, INC., a Delaware
- -------------------, --
corporation ("MMI"), CRAIG STARK, INC., a Wisconsin corporation ("CSI"), AMERICAN GENERAL HOSPITALITY, INC., a Texas corporation ("AGH"), AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership") and AGH GP, Inc., a Nevada corporation ("AGHGP"). MMI and CSI are collectively referred to as "Owners."


                               R E C I T A L S:
                               - - - - - - - -


          WHEREAS, Owners are the owners of 100% of the Interests (as defined below) in Madison Motel Associates ("Associates"), a Wisconsin general partnership that owns the Hotel (as hereinafter defined), which is currently licensed and operated as a "Holiday Inn Select" hotel; and

          WHEREAS, the indirect majority owner of the Partnership is American General Hospitality Corporation (the "REIT"), a corporation organized under the laws of the State of Maryland which intends to be qualified as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code") to continue and expand the hotel acquisition, development, repositioning and ownership operations of AGH and its affiliates; and

          WHEREAS, AGHGP is the sole general partner of the Partnership and a subsidiary of the REIT (AGHGP, AGH, the Partnership and the REIT are hereinafter collectively referred to as the "AGH Parties"); and

          WHEREAS, AGH and the REIT intend to file with the Securities and Exchange Commission ("SEC") a registration statement on Form S-11 (as amended from time to time through the date of the Offering, the "Registration Statement") relating to an underwritten initial public offering (the "IPO") of the REIT's shares (collectively, the "Shares") of common stock, par value $.01 per share ("Common Stock"); and

          WHEREAS, at the Closing, the Owners wish to sell or contribute all of their Interests in Associates to the Partnership in exchange for units of limited partnership interest in the Partnership ("Units") and/or cash as hereinafter set forth in this agreement;

                              A G R E E M E N T:
                              - - - - - - - - -


          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                   ARTICLE 1
                                 THE CONTRACT
                                 ------------

          1.1  Agreement to Contribute or Sell.  For and in consideration of the
               -------------------------------
mutual benefits enjoyed by one another under this Agreement, upon and subject to the terms and conditions hereof, MMI agrees to sell, assign and transfer its Interest (the "MMI Interest") and CSI agrees to sell and/or contribute, assign and transfer its Interest (the "CSI Interest") to the Partnership (and/or such affiliates of the Partnership as it may designate, in such percentage allocations as the Partnership may designate), and the Partnership agrees to accept and/or to cause its designee(s) to accept the MMI Interests and the CSI Interests. As used herein, "Interest" shall mean all of a person or entity's right, title and interest in Associates, including his or its right, title and interest in capital, profits and distributions.

          1.2  Earnest Money.  For the purpose of securing the performance of
               -------------
AGH and Partnership under the terms and provisions of this Agreement and as a condition precedent to Owners' obligations hereunder, AGH has delivered, prior to or contemporaneously with the execution hereof, the Earnest Money to the Title Company ("Escrow Agent") in current funds. The term "Earnest Money" shall mean $100,000, and any other sums which may from time to time be deposited as "Earnest Money" or "Additional Earnest Money" under the terms of any addendum or amendment hereto. All interest accruing on Earnest Money deposited under this Agreement shall become a part of and be added to the Earnest Money so that it shall be subject to disbursement or application in the same manner as is the principal of the Earnest Money. The Earnest Money shall be held in escrow pursuant to the terms of an escrow agreement (the "Escrow Agreement") executed contemporaneously herewith. The Escrow Agent shall deposit the Earnest Money in an interest bearing account at a bank or savings institution reasonably acceptable to Owners and Partnership, and all interest accrued thereon shall be reported under Partnership's federal tax identification number. If the transactions contemplated by this Agreement are not consummated in accordance with the terms hereof, the Earnest Money shall be disbursed pursuant to the terms of this Agreement and the terms of the Escrow Agreement. If the transactions contemplated by this Agreement are consummated in accordance with the terms hereof, the Earnest Money shall be returned to AGH.

                                   ARTICLE 2
                                     HOTEL
                                     -----

          As used in this Agreement, the term "Hotel" shall mean and refer to the following:

          (a) The parcel or parcels of real property located at 4402 East Washington, Madison, Wisconsin and more particularly described on Exhibit A
                                                                  ---------
attached hereto (collectively the "Land");

          (b) The 227-room hotel and all other buildings, structures, parking areas, and other improvements presently located upon the Land (collectively, the "Improvements");

          (c) All tangible personal property and fixtures (collectively, the "FF&E") of any kind that are owned by Associates and attached to, or located upon and used in connection with the ownership, maintenance, use or operation of the Land or Improvements as of the date hereof (or acquired by Associates and so employed prior to Closing, as defined below, subject to such depletions, resupplies, substitutions, and replacements as occur and are made in the ordinary course of business), including, but not limited to, furniture, fixtures, equipment, signs, personal property; heating, lighting, plumbing, drainage, electrical, air conditioning, and other mechanical fixtures and equipment and systems; elevators, escalators, and related motors and electrical equipment and systems; hot water heaters, furnaces, heating controls, motors and boiler pressure systems and equipment, shelving and partitions, ventilating equipment; and incinerating and disposal equipment; health club and fitness equipment; vans, automobiles and other motor vehicles; carpet, drapes, beds, furniture, televisions and other furnishings; stoves, ovens, freezers, refrigerators, dishwashers, disposals, kitchen equipment and utensils, tables, chairs, plates and other dishes, glasses, silverware, serving pieces and other restaurant and bar equipment, apparatus and utensils;

          (d) All merchandise, supplies, inventory and other items that are owned by Associates and used for the operation and maintenance of guest rooms, restaurants, lounges, swimming pools, health clubs, and other common areas and recreational areas located within or relating to the Improvements as of the date hereof (subject to such depletions, resupplies, substitutions, and replacements as occur and are made in the ordinary course of business), including, without limitation, food and beverage (alcoholic and non-alcoholic) inventory, office supplies and stationery, advertising and promotional materials, towels, linen and bedding, guest cleaning, paper and other supplies, upholstery material, carpets, rugs, furniture, engineers' supplies, paint and painters' supplies, employee uniforms, and pool, tennis court and other recreational area cleaning and maintenance supplies (collectively, the "Other Personalty");

          (e) All leases, franchises, licenses, occupancy agreements, "trade-out" agreements or other agreements, now in existence (other than those that have terminated or expired in accordance with their terms and the terms hereof) or entered into hereafter in accordance with the provisions of Section 7.1(d) to which Associates is a party and which demise space in, provide for the use or occupancy of, or which otherwise similarly affect or relate to the use or occupancy of, the Improvements or Land, together with all amendments, modifications, renewals and extensions thereof, and all guaranties in favor of Associates by third parties of the obligations of the tenants, licensees, franchisees, concessionaires or other entities thereunder (collectively, the "Leases" and individually, the "Lease");

          (f) All advance bookings, convention reservations and other guest, room and other booking and reservation contracts from time to time (collectively, the "Guest Bookings");

          (g) All prepaid rents and deposits, including but not limited to, utility deposits, refundable security deposits and rental deposits, and all other deposits for advance reservations, banquets or future services (collectively the "Deposits"), made in connection with the Leases or the Guest Bookings from time to time; provided, however, that Partnership shall be entitled to a proration credit under Section 10.8 hereof with respect to the Deposits;

          (h) Any and all of the following that, now in existence (other than those that have terminated or expired in accordance with their terms and the terms hereof) or entered into hereafter in accordance with the provisions of
Section 7.1(e), are owned by Associates and relate to or affect in any way, the design, construction, ownership, use, occupancy, leasing, maintenance, service, or operation of the Land, Improvements, Leases, Deposits, Guest Bookings, Other Personalty, or FF&E:

               (i)  The contracts or agreements described on Exhibit B attached
                                                             ---------
     hereto, and all other contracts or agreements, such as maintenance, supply, service, parking or utility contracts (collectively, the "Service Contracts");

              (ii) Warranties, guaranties, indemnities, and claims for the benefit of Associates relating to the Hotel (collectively the "Warranties");

             (iii) Licenses, permits, franchises, certificates of occupancy, and similar documents issued by any federal, state, or municipal authority or by any private party, including without limitation the liquor license and the franchise or license agreement (if it does not automatically continue on a change of control, Owners agree to use reasonable efforts to obtain any necessary consents to the continuation of the license) (collectively the "Licenses");

              (iv) Telephone exchanges, trade names, trade styles, trade marks, and other identifying material, and all variations thereof, together with all related goodwill of Associates (collectively, the "Tradenames") (it being understood and agreed that the name of the hotel chain to which the Hotel is affiliated by franchise or other license agreement is a protected name or registered service mark of such hotel chain);

               (v) Plans, drawings, specifications, surveys, soil reports, environmental reports, engineering reports, inspection reports, and other technical descriptions and reports of Associates to the extent in Associates' possession or control (collectively, the "Plans and Specs"); and

              (vi) The leases and other contracts permitting the use of any furniture, fixtures or equipment at the Improvements described on Exhibit C
                                                                       ---------
     attached hereto and all other leases and other contracts to which Associates is a party permitting the use of any furniture, fixtures or equipment at the Improvements, (collectively, the "FF&E Leases").

          (i) Associates' interest, if any, in the right to receive immediately on and after Closing and continuously consume thereafter water service, sanitary and storm sewer service, electrical service, gas service, and telephone service on and for the Land and Improvements, and the foregoing right shall include, but not be limited to (i) the right to the present and future use of wastewater, drainage, water and other utility facilities to the extent such use benefits the Land or Improvements, (ii) all reservations of or commitments covering any such use in the future, if any and (iii) all wastewater capacity reservations ever issued in favor of the Land or Improvements, if any (all of the foregoing are referred to in this Agreement collectively as the "Utility Reservations");

          (j) All rights, titles and interests of Associates, if any, appurtenant to the Land and Improvements (collectively, the "Appurtenances"), including, but not limited to, (i) all easements, rights of way, rights of ingress and egress, tenements, hereditaments, privileges, and appurtenances in any way belonging to the Land or Improvements, (ii) any land lying in the bed of any alley, highway, street, road or avenue, open or proposed, in front of or abutting or adjoining the Land, (iii) any strips or gores of real estate adjacent to the Land, (iv) any leases of adjacent land or facilities used in connection with the operation of the Hotel, and (v) the use of all alleys, easements and rights-of-way, if any, abutting, adjacent, contiguous to or adjoining the Land; and

          (k) All books, records, promotional material, tenant data, marketing and leasing material and forms, market studies, keys, and other materials of any kind owned by Associates and in Associates' possession or control, or which Associates has access to or may obtain and has the right to convey and deliver which are or may be used in Associates' ownership or use of the Land, the Improvements or the FF&E (collectively, the "Records"); provided, however, that a copy of any such material may be retained by Owners and, after Closing, Owners may inspect and copy the same (at Owners' expense) during normal business hours. Partnership shall maintain the Records for five years from the Closing Date, and Partnership shall notify Owners in writing prior to disposal of any Records and deliver to Owners (at Owners' expense) any of such Records that Owners request within twenty (20) days of receipt of such notice from the Partnership. All of the property and rights constituting the Hotel except for the Land and Improvements are hereinafter referred to as the "Personal Property."

                                   ARTICLE 3
                           PURCHASE PRICE; PAYMENT;
                           ------------------------
                       ISSUANCE OF LIMITED PARTNER UNITS
                       ---------------------------------

          3.1  Purchase Price.  The purchase price for the Interests shall be
               --------------
$21,750,000, subject to adjustment in accordance with Section 10.8 (the "Purchase Price"). The parties agree that the Purchase Price will be allocated 98% to the Land and the Improvements and 2% to the Personal Property. The Partnership shall pay the Purchase Price to each of the Owners at Closing as follows:

               (i) the Purchase Price shall be allocated between MMI (the "MMI Share") and CSI (the "CSI Share") as specified in a written notice delivered by Owners to the Partnership prior to Closing.

              (ii) the MMI Share shall be paid in cash, by wire transfer to an account designated by MMI prior to Closing.

             (iii) Twenty-Three Thirty-Sixths (23/36) of the CSI share shall be paid in cash, by wire transfer to an account designated by CSI prior to Closing, and the remaining Thirteen Thirty-Sixths (13/36) in Units ("CSI Unit Component").

          The CSI Unit Component shall be adjusted, and the number of Units for CSI shall be determined, in accordance with Schedule 5 annexed hereto. All
                                            ----------
adjustments under Section 10.8 shall be settled in cash.

          Effective as of and subject to the occurrence of the Closing, CSI hereby subscribes for and agrees to accept the issuance of the Units and to be bound by the terms and conditions of the partnership agreement for the Partnership in substantially the form annexed hereto as Schedule 1 (the
                                                        ----------
"Partnership Agreement"), including without limitation the power of attorney granted in the Partnership Agreement, and to execute and deliver at the Closing such other documents or instruments as may be required by the REIT under the Partnership Agreement to effect the admission of CSI as a limited partner in the Partnership. At the Closing, CSI and AGHGP shall execute and deliver the Partnership Agreement (or an amendment thereto) by which CSI is issued its Units and admitted as a limited partner to the Partnership (the "Partnership Amendment").

          3.2  Registration Rights.  CSI shall have the right, after a one-year
               -------------------
"lock-up period", to exchange the Units for cash or, at the option of AGHGP, shares of the Common Stock on a one-for-one basis (subject to customary anti-dilution and adjustment provisions) and to register the shares with the Securities and Exchange Commission (the "SEC") pursuant to a "shelf" registration which the Partnership will cause to be effected within 90 days after the lock-up period. Such rights will be set forth in a lock-up agreement (the "Lock-Up Agreement"), an exchange rights agreement (the "Exchange Rights Agreement") and a registration rights agreement (the "Registration Rights Agreement"), as modified by an agreement (the "Separate Agreement"), all to be executed by CSI and one or more of the AGH Parties, as the case may be, at the Closing. The Lock-Up Agreement, Exchange Rights Agreement and Registration Rights Agreement shall be substantially in the forms annexed hereto as Schedules
                                                                       ---------
2, 3, and 4, respectively.  The Separate Agreement shall be in the form annexed
- -----------
hereto as Schedule 6.
          ----------

          3.3  Covenants, Representations and Warranties With Respect to Units
               ---------------------------------------------------------------
and Shares.  The Partnership, AGH and AGHGP hereby covenant, represent and
- ----------
warrant to CSI that, as of the Closing the following will be true and correct:

          (a) The Partnership, AGHGP and the REIT will have the full legal right, power and authority to enter into the Partnership Agreement, the Partnership Amendment, the Registration Rights Agreement and the Exchange Rights Agreement and to consummate the transactions contemplated therein. Each of the Partnership Agreement, the Partnership Amendment, the Registration Rights Agreement and the Exchange Rights Agreement will be duly authorized by all necessary action on the part of, will be duly executed by, and will constitute the valid and binding obligation of the Partnership, AGHGP and the REIT, as the case may be, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

          (b) The Partnership Agreement and any Partnership Amendment will constitute valid and binding obligations of AGHGP and the REIT, enforceable in accordance with their terms.

          (c) The Units to be issued to CSI will have been duly and validly authorized and issued, free of any preemptive or similar rights, and be fully paid and nonassessable, without any obligation to restore capital or contribute additional capital except as required by the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act"). As a holder thereof, CSI shall be admitted as a limited partner of the Partnership entitled to all of the rights and protections of a limited partner under the Delaware Act and the provisions of the Partnership Agreement, with the same rights, preferences and privileges as all existing limited partners on a pari passu basis.

          (d) Each consent, approval, authorization, order, license, certificate, permit, registration, designation or filing of, by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery by the Partnership of the Units, the valid authorization, issuance, sale and delivery of any shares of Common Stock that may be issued by the REIT upon any exchange of the Units, and the execution, delivery and performance of the Partnership Agreement, the Partnership Amendment, the Exchange Rights Agreement, and the Registration Rights Agreement by the Partnership, AGHGP and the REIT, as the case may be (other than complying with applicable securities laws and regulations upon an exercise of the registration rights thereunder), will have been made or obtained and will be in full force and effect.

          (e) Neither the issuance or sale and delivery by Partnership of the Units, nor the issuance, sale and delivery by REIT of any shares of Common Stock that may be issued upon any exchange of the Units, nor the execution, delivery and performance by the Partnership, AGHGP or the REIT of any of the Registration Rights Agreement, Partnership Agreement, the Partnership Amendment or the Exchange Rights Agreement will (with or without the giving of notice or passage of time or both) conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under the certificate of incorporation or by-laws of AGHGP or of the REIT or the certificate of limited partnership or the Partnership Agreement of the Partnership; any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which AGHGP. the REIT or the Partnership is a party or to which any of them, any of their respective properties or other assets or any hotel is subject; or any applicable statute, judgment, decree, rule or regulation of any court or governmental agency or body applicable to any of the foregoing or any of their respective properties; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of AGHGP, the REIT or the Partnership or loss of rights under any of the foregoing documents.

          The foregoing representations and warranties shall be true and accurate on the Closing Date, and the Partnership, AGHGP and the REIT shall execute and deliver to CSI at the Closing a certificate confirming the accuracy of the foregoing representations and warranties.

          3.4  Securities Covenants, Representations and Warranties of CSI.  CSI
               -----------------------------------------------------------
represents and warrants to the Partnership as follows:

          (a) CSI has received and reviewed a copy of the draft Registration Statement and the draft financial statements for the REIT describing the property and interests which are currently expected to be owned directly or indirectly by the REIT upon consummation of the IPO (the "Formation Transactions"). CSI understands that an investment in the Units involves risks. CSI, by reason of its business and financial experience, together with the business and financial experience of those persons, if any, retained by it to represent or advise it with respect to its investment in Units, (i) has such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of evaluating the merits and risks of and of making an informed investment decision with respect to an investment in Units, (ii) is capable of protecting its own interests or has engaged representatives or advisors to assist it in protecting its interests and (iii) is capable of bearing the economic risk of such investment including the loss of its entire investment. CSI is an "accredited investor" as defined in Rule 501 of the regulations promulgated under the Securities Act of 1933, as amended (the "Securities Act"). If CSI has retained or retains a person to represent or advise it with respect to its investment in Units, CSI will advise the Partnership of such retention and, at the Partnership's request, CSI shall, prior to or at the Closing, (i) acknowledge in writing such representation and
(ii) cause such representative or advisor to deliver a certificate to the Partnership containing such representations as may be reasonably requested by the Partnership.

          (b) CSI understands that an investment in the Partnership involves substantial risks. CSI has been given the opportunity to make a thorough investigation of the proposed activities of the Partnership and has been furnished with materials relating to the Partnership and its proposed activities, including, without limitation, the draft Registration

Statement. CSI has been afforded the opportunity to obtain any additional information requested by it. CSI has had an opportunity to ask questions of and receive answers from representatives of the Partnership concerning the Partnership and its proposed activities and the terms and conditions of an investment in Units. CSI has relied and is making its investment decision based upon the draft Registration Statement and other written information provided to CSI by or on behalf of the Partnership.

          (c) The Units to be issued to CSI at the Closing will be acquired by CSI for its own account, for investment only and not with a view to, or with any intention of, a distribution or resale thereof, in whole or in part, or the grant of any participation therein (other than distribution to shareholders of CSI). CSI was not formed for the specific purpose of acquiring an interest in the Partnership.

          (d) CSI acknowledges that (i) the Units to be issued to it at the Closing have not been registered under the Securities Act or state securities laws by reason of a specific exemption or exemptions from registration under the Securities Act and applicable state securities laws and, if such Units are represented by certificates, such certificates will bear a legend to such effect, (ii) the REIT's and the Partnership's reliance on such exemptions is predicated in part on the accuracy and completeness of the representations and warranties of CSI contained in this section, (iii) the Units to be issued to CSI at the Closing may not be resold or otherwise distributed unless registered under the Securities Act and applicable state securities laws, or unless an exemption from registration is available, (iv) there is no public market for such Units, and (v) the Partnership has no obligation or intention to register such Units under the Securities Act or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws, except as provided in the Exchange Rights Agreement and the Registration Rights Agreement. CSI hereby acknowledges that it may have to bear the economic risk of the investment commitment evidenced by this Agreement and any Units issued hereunder for an indefinite period of time, although (x) subject to the Lock-Up Agreement and under the terms of the Partnership Agreement and Exchange Rights Agreement, as they will be in effect at the time of the IPO, Units will be exchangeable at the request of the holder thereof at any time after the first anniversary of their issuance for Shares or, at the option of the REIT, cash, and (y) subject to the Lock-Up Agreement, the holder of any such Shares issued upon exchange of Units will be afforded certain rights to have such Shares registered under the Securities Act and applicable state securities laws pursuant to the Registration Rights Agreement.

          (e) The address set forth under CSI's name in Section 8.2 is the address of CSI's principal place of business and CSI has no present intention of relocating such place of business.

          (f) CSI acknowledges that after Closing of the IPO, it will be provided annually with financial statements of the Partnership including a balance sheet and the related statements of income and retained earnings and changes in financial position, accompanied by a report of an independent public accountant stating that an audit of such financial statements has been made in accordance with generally accepted accounting principles, stating the opinion of the accountant with respect to the financial statements and the accounting principles and practices reflected therein and with respect to the consistency of the application of the accounting principles, and identifying any matters to which the accountant takes exception and stating, to the extent practicable, the effect of each such exception on such financial statements.

          (g) CSI agrees that it will not sell, assign or otherwise transfer its Units or any fraction thereof, whether voluntarily or by operation of law or at judicial sale or otherwise, to any person who does not make the representations and warranties to the Partnership set forth in this Section 3.4 and similarly agree not to sell, assign or transfer such Units or fraction thereof to any person who does not similarly represent, warrant and agree.

          The Units are being acquired for CSI's account for investment, and not for distribution or resale to others (other than distribution to shareholders of CSI). CSI agrees that it will not sell or otherwise transfer the Units unless they are registered under the Securities Act or unless an exemption from such registration is available. CSI represents that it has adequate means of providing for its current needs and possible contingencies, and that it has no need for liquidity of the investment.

          It is understood that all documents, records and books pertaining to the investment have been made available for inspection by CSI's attorney or accountant or offeree representative and CSI, and that the books and records of the Partnership will be available upon reasonable notice, for inspection by CSI at reasonable hours at its principal place of business.

                                   ARTICLE 4
                               TITLE DELIVERIES
                               ----------------

          4.1  Title Commitment.  Within twenty (20) days after the execution of
               ----------------
this Agreement, Owners shall obtain and deliver to the Partnership, at Owners' sole cost and expense, the following:

          (a) A Commitment for Title Insurance (the "Title Commitment") issued by a title company designated by the Partnership and acceptable to Owners (the "Title Company"), for the most recent form of ALTA Owner's policy available in Wisconsin (with access, zoning, subdivision, contiguity, survey, "Fairway" and non-imputation endorsements) covering the Land and Improvements, setting forth the current status of the title to the Land and Improvements, showing all liens, claims, encumbrances, easements, rights of way, encroachments, reservations, restrictions, and any other matters affecting the Land and Improvements, and pursuant to which the Title Company agrees to issue to Associates at Closing an Owner's Policy of Title Insurance (the "Title Policy") on the most recent form of ALTA Owner's policy. Owners agree that Chicago Title Insurance Company is acceptable to Owners; and

          (b) A true, complete, legible (to the extent reasonable practicable) and, where applicable, recorded copy of all documents and instruments (the "Supporting Documents") referred to or identified in the Title Commitment, including, but not limited to, all deeds, lien instruments, leases, plats, surveys, reservations, restrictions, and easements.

          4.2  Searches.  Within twenty (20) days after the execution hereof,
               --------
Owners shall obtain and deliver to the Partnership, at Owner's sole cost and expense, current written reports (the "Searches") from the Offices of the Iowa and Wisconsin Secretaries of State and the deed recording offices and circuit courts of Dane County, Wisconsin, and Polk County, Iowa reflecting the results of current searches of the Uniform Commercial Code, judgment, tax lien and bankruptcy filing records maintained by such offices, said Searches to be made under the names of Owners and Associates and under the Tradename used by Owners at the Hotel.

          4.3  Survey.  Within twenty (20) days after the execution hereof,
               ------
Owners shall provide to Partnership, at Owners' sole cost and expense, a current, on the ground, "as built" ALTA survey (the "Survey") of the Land and Improvements made on the ground and certified by a professional land surveyor licensed in the state in which the Hotel is located (the "Surveyor"). The Survey must (i) accurately show the locations of all existing easements, fences, encroachments, conflicts, protrusions, alleys, streets, roads, and rights-of-way on the Land which are visible on the ground or listed in the Title Commitment (with recording information shown if applicable); (ii) accurately show the locations of all existing improvements, monuments, sidewalks, driveways, parking lots and other visible items on the Land; (iii) accurately show all areas designated as being flood prone or subject to special flood hazards or other hazardous conditions according to the most current official maps of the Flood Insurance Administration, the Federal Emergency Management Agency or any other public or semi-public body charged with determining the existence of such conditions which has jurisdiction over the Hotel; (iv) set forth a metes and bounds description of the Land and, if applicable, a description by reference to a recorded plat or map; and (v) contain a certification by the Surveyor in form reasonably acceptable and addressed to Owners and Associates, the Partnership, the REIT and the Title Company, indicating that the Survey was made on the ground and accurately shows all the matters required above. If different from the description contained in Exhibit A attached to this Agreement, the legal
                         ---------
description of the Land contained in the Survey, once the correctness thereof has been confirmed by Owners, Partnership and the Title Company, shall be substituted for the description of the Land contained in said Exhibit A and this
                                                              ---------
Agreement shall be deemed amended by the substitution of the legal description of the Land contained in the Survey as a new Exhibit A without the necessity of
                                             ---------
the parties executing any additional written amendments to this Agreement. In addition, such description shall be used in the Owner's Policy of Title Insurance to be delivered by the Title Company to Partnership at Closing.

                                   ARTICLE 5
                        HOTEL DOCUMENTS AND OBJECTIONS
                        ------------------------------

          5.1  Hotel Documents.  As soon as practicable but in no event later
               ---------------
than twenty (20) days after the execution hereof and to the extent not previously delivered to AGH or the Partnership, Owners, at Owners' sole cost and expense, will deliver to AGH or the Partnership true, correct and complete copies (or where specifically indicated, original counterparts) of the following (together with all amendments, modifications, renewals or extensions thereof) as of the date hereof:

               (i) All Warranties relating to the Hotel or any part thereof which are still in effect;

              (ii)  All Licenses;

             (iii) All material agreements relating to the operation of the Hotel (including leases of adjacent land or facilities);

              (iv) All documentation relating to the terms of employment of any employees of Associates;

               (v)  All of the Plans and Specs;

              (vi)  All Service Contracts;

             (vii) All Leases, a schedule of such Leases (the "Schedule of Leases") and all agreements for real estate commissions, brokerage fees, finder's fees or other compensation payable by Associates in connection therewith;

            (viii) To the extent in the possession or control of Associates, all notices received from governmental authorities in connection with the Hotel since January 1, 1994; and

              (ix) A rent roll including for each Lease (1) the name of the tenant; (2) the portion of Hotel leased; (3) the base rental rate; (4) the amount of prepaid rent; (5) to the extent determinable and in the possession or control of Associates, the amount of each Tenant's security deposit; (6) the applicable percentage rental rate, if any, and the means of calculation thereof; (7) the date of the Lease; and (8) the expiration date of the Lease.

          5.2  Procedure for Objections.  The Partnership shall have until
               ------------------------
fourteen (14) days following the completion of all deliveries required by Owners to the Partnership under Sections 4.1, 4.2, 4.3 and 5.1 hereof (the "Document Review Period") to notify Owners in writing of any objections the Partnership may have to matters reflected in or concerning the Title Commitment, the Survey, the Searches or any documents or items delivered by Owners to the Partnership pursuant to those Sections. If the Partnership shall so notify Owners of any objections, Owners may elect to cure such objections on or before the Closing Date by providing written notice of such election to the Partnership within fourteen (14) days from the date on which Owners receive the Partnership's objections. If the Partnership is not reasonably satisfied with the commitment of Owners to undertake cure efforts, the Partnership may terminate this Agreement by giving written notice of termination to Owners within ten (10) days after receipt of Owners' notice of election, as aforesaid. If the Partnership terminates this Agreement pursuant to this Section as a result of deliveries pursuant to Section 5.1, the Liquidated Amount shall be delivered to Owners and the balance of the Earnest Money shall be returned to the Partnership within five (5) days after any such termination. Upon termination of this Agreement and payment pursuant to the preceding sentence, neither party shall have any further rights or obligations one to the other except as otherwise provided herein, and, in such event, Owners, AGH and the Partnership agree to provide any necessary written directions to Escrow Agent to release the Earnest Money as aforesaid. If the Partnership does not object within such 14-day period or provide written notice of termination within such 10-day period, the Partnership shall be deemed to have accepted and approved all matters reflected in or concerning the Title Commitment, the Survey, the Searches and any documents or items delivered pursuant to Sections 4.1, 4.2, 4.3 and 5.1 hereof.

          5.3  Financial Information.  Representatives of the Partnership and
               ---------------------
the REIT shall have access at the Hotel to all financial and other information reasonably available to Owners (at no additional cost to Owners) relating to Associates and the Hotel sufficient to enable them to prepare audited financial statements in conformity with Regulation S-X of the SEC and to enable them to complete and file the Registration Statement. Owners shall also provide to representatives of the Partnership and the REIT a signed representation letter sufficient to enable an independent public accountant to render an opinion on the financial statements related to the Hotel. The AGH Parties shall provide to CSI, at CSI's request, information reasonably available to the AGH Parties (at no additional cost to them) relating to the Partnership and the REIT and the business proposed to be conducted by them in order for Owners to make an investigation thereof.

          5.4  Termination Right of Owners.  Owners shall have the right to
               ---------------------------
terminate this Agreement by notice of such termination to the Partnership if the Closing has not occurred by August 1, 1996 (the "Termination Date").

                                   ARTICLE 6
                             PERMITTED EXCEPTIONS
                             --------------------

          6.1  Permitted Exceptions.  Any title exceptions or survey matters to
               --------------------
which the Partnership does not object in accordance with Section 5.2 and any title exceptions or survey matters which the Partnership is deemed to have accepted and approved in accordance with Section 5.2 shall be herein referred to as the "Permitted Exceptions." The Security Documents shall not be Permitted Exceptions but shall be discharged at or prior to Closing.

                                   ARTICLE 7
                              OPERATION OF HOTEL
                              ------------------

          7.1  Interim Operation.  Owners hereby covenant and agree that between
               -----------------
the date of this Agreement and the Closing Date, Owners shall, unless otherwise consented to by the Partnership or AGH, cause Associates to:

          (a) Operate, manage, and maintain the Hotel consistent with Associates' prior practice, including, without limitation, (i) using reasonable efforts to keep available the services of its present employees at the Improvements and to preserve its relations with guests, suppliers and other parties doing business with Owners with respect to the Hotel, (ii) accepting booking contracts for the use of the Hotel facilities for periods following Closing on terms substantially similar to the terms typically arranged by Associates as of the date of this Agreement and using reasonable efforts to retain such bookings, (iii) maintaining the current level of advertising and other promotional activities for Hotel facilities, and
(iv) remaining in substantial compliance with all current license and franchise agreements, subject to the right to contest whether Associates is in compliance with such licenses and agreements, short of terminating same;

          (b)  Not commit waste of any portion of the Hotel;

          (c) Keep, observe, and perform all its material obligations under the Leases, FF&E Leases, the Service Contracts, and all other applicable material contractual arrangements relating to the Hotel, subject to the right to terminate and contest same in the ordinary course of business;

          (d) Not enter into any new Leases or renewals or extensions of any existing Leases or amend or modify any existing Lease in any material respect, without AGH's prior written consent, except that Owners shall not be required to obtain AGH's consent to any renewal or extension specifically permitted under the terms of an existing Lease or on terms at least as favorable to Owners as set forth in such existing agreement, provided that, in the latter case, any such renewal or extension shall not exceed a term of six (6) months without AGH's prior written consent, such consent not to be unreasonably withheld or delayed;

          (e) Not amend, modify, renew or extend any of the FF&E Leases or Service Contracts or enter into any new contractual relationships with any party to provide services or goods to the Hotel without the Partnership's prior written consent, except in the ordinary course of business;

          (f) Timely make all repairs, maintenance, and replacements to keep the Hotel and all FF&E in its current operating condition, reasonable wear and tear excepted, and Associates will not cause or permit the removal of FF&E from the Hotel except for the purpose of discarding worn and valueless items;

          (g) Keep merchandise, supplies, inventory and Other Personalty adequately stocked, consistent with past business practice, as if the conveyance of the Hotel hereunder were not to occur, including without limitation, maintaining linens and bath towels for at least 2 3/4 turns for all 227 rooms of the Hotel;

          (h) Not grant any material bonus, free rent, rebate or other concession to any present or future Tenant without AGH's prior written consent;

          (i) Advise AGH promptly of any litigation, arbitration, or administrative hearing before any court or governmental agency concerning or affecting the Hotel which is, to Owner's knowledge, instituted or threatened after the date of this Agreement or if Owners become aware that any representation or warranty contained in this Agreement shall become false in any material respect;

          (j) Not take any action that would have the effect of violating any of the representations, warranties, covenants or agreements of Owners contained in this Agreement in any material respect;

          (k) Comply in all material respects and to the extent of past practice with all federal, state, and municipal laws, ordinances, regulations, and orders relating to the Hotel, provided that nothing herein shall prevent Associates from contesting same in good faith and in accordance with law;

          (l) Not sell or assign, or enter into any agreement to sell or assign, or create or permit to exist any lien or encumbrance (other than a Permitted Exception or any Lien that Owners are required to remove at or prior to Closing unless Owners or Associates are contesting such Lien in good faith (and such contested Lien shall be deemed to be a permitted Exception if the Title Company insures over the same)) on, the Hotel or any portion thereof;

          (m) Not allow any material permit, receipt, license, franchise or right currently in existence with respect to the operation, use, occupancy or maintenance of the Hotel to expire, be canceled or otherwise terminated, provided that nothing herein shall prevent Associates from contesting same in good faith and in accordance with law;

          (n) Not cancel any existing Guest Booking or new Guest Booking obtained by Associates after the date of this Agreement that relate to the period post-Closing except in the ordinary course of business;

          (o) Pay or cause to be paid all taxes, assessments and other impositions levied or assessed on the Hotel or any part thereof prior to the date on which the payment thereof is due, provided that nothing herein shall prevent Associates from contesting same in good faith and in accordance with law; and

          (p) Maintain in full force and effect the present level of insurance with respect to the Hotel until the Closing Date.

Where the consent or approval of the Partnership or AGH is required pursuant to any provision of this Section 7.1, such consent or approval shall be deemed granted if there is no response 5 business days after written request therefor. Any such consent or approval shall not be unreasonably withheld.

          7.2  Notices of Violation.  Owners hereby covenant and agree that all
               --------------------
notices of violation of federal, state or municipal laws, ordinances, orders, regulations or requirements ("Notices of Violation") issued by, or filed by, or served by, any governmental agency having jurisdiction over the Hotel against or affecting the Hotel on or before the Closing Date of which Owners have actual knowledge shall be promptly disclosed to AGH and Partnership.

                                   ARTICLE 8
                         REPRESENTATIONS AND COVENANTS
                         -----------------------------

          8.1  Representations by Partnership, AGH and AGHGP.  The Partnership,
               ---------------------------------------------
AGH and AGHGP represent and warrant unto Owners that each and every one of the following statements are true, correct and complete as of the date hereof; provided, however, the Partnership's representations with respect to the Partnership are limited to the Partnership, AGH's representations with respect to AGH are limited to AGH, and AGHGP's representations with respect to AGHGP are limited to AGHGP:

          (a) Each of the Partnership, AGH and AGHGP is duly formed, validly existing and in good standing under the laws of the States of Delaware, Texas and Nevada, respectively, and has full right, power and authority to conduct its business as contemplated to be conducted by it and to assume and perform all of its obligations under this Agreement; the performance by each of them of its obligations under this Agreement will require no further action or approval of Partnership's partners, AGH's and AGHGP's shareholders or directors or of any other individuals or entities in order to constitute this Agreement as a binding and enforceable obligation of the Partnership, AGH and AGHGP, however such performance will require consummation of the IPO and compliance with the securities laws in connection therewith (except as otherwise provided herein); the Partnership will be duly qualified to do business in the State of Wisconsin; and this Agreement has been duly executed and constitutes the legal, valid and binding obligation of AGH, AGHGP and the Partnership enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

          (b) Partnership will not be a foreign partnership (as that term is defined in the Code and income tax regulations).

          (c) The performance of, or compliance with, this Agreement by either Partnership, AGH or AGHGP will not (with or without the giving of notice and/or passage of time) result in any violation of or default under, or result in the acceleration of any obligation or a loss of rights under, the Partnership Agreement or any mortgage indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, other document, statute, rule or regulation applicable to Partnership or its assets.

          (d) Except for the filing of any requisite pre-merger notification report under and compliance with the Hart-Scott Rodino Act (the "Hart Act"), and the Holiday-Inn Consent, each of the Partnership, AGH and AGHGP has obtained each and every consent, approval, permit or order of, and has made each and every filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision required to be obtained or made in connection with: (A) its execution, deliver and performance of this Agreement and (B) its consummation of the transactions contemplated hereby.

          (e) The REIT is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland with full power and authority to conduct its business contemplated to be conducted by it.

          (f) The REIT will not be a foreign corporation (as that term is defined in the Code and income tax regulations).

          8.2  Representations by Owners.  A.  MMI hereby represents and
               -------------------------
warrants unto the Partnership that each and every one of the following statements is true, correct and complete in every material respect as of the date of this Agreement:

          (a) MMI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business in the State of Wisconsin. MMI has full corporate right, power and authority to enter into this Agreement and to assume and perform all of its obligations under this Agreement; and the execution and delivery of this Agreement and the performance by MMI of its obligations under this Agreement require no further action or approval of MMI's shareholders or directors, or of any other individuals or entities in order to constitute this Agreement a binding and enforceable obligation of MMI. Except for the filing of any requisite pre-merger notification report under and compliance with the Hart Act, and the Holiday Inn Consent, MMI has obtained each and every consent, approval, permit or order of, and has made each and every filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision required to be obtained or made in connection with: (A) its execution, delivery and performance of this Agreement and (B) its consummation of the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of MMI, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

          (b) MMI is not a foreign corporation (as that term is defined in the Code and Income tax regulations).

          (c) Subject to obtaining the Holiday Inn Consent and compliance with the Hart Act, neither the entry into nor the performance of, or compliance with, this Agreement by MMI has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under the articles of incorporation of MMI, or any existing mortgage indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to MMI or Associates or to the Hotel.

          (d) MMI has and will have at the Closing, good and valid title to its Interest, free and clear of all liens, encumbrances, restrictions and claims of every kind and nature whatsoever ("Liens"). The Owners are the only entities which have any interest in or right to receive the profits and distributions of Associates or otherwise in Associates. Upon consummation of the assignments contemplated by this Agreement, the Partnership (or its designee) will acquire from MMI good and valid title to its Interest, free and clear of any Liens other than Liens created by, under or through the Partnership or its designee(s).

          (e) Except as otherwise disclosed herein, no party has any right or option to acquire the MMI Interest or any portion thereof, other than AGH and Partnership under this Agreement.

          (f) MMI (i) is not in receivership or dissolution, (ii) has not made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, or (iii) has not been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and, to its knowledge, no such petition has been filed against MMI.

          B. CSI hereby represents and warrants unto the Partnership that each and every one of the following statements is true, correct and complete in every material respect as of the date of this Agreement:

          (a) CSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin. CSI has full corporate right, power and authority to enter into this Agreement and to assume and perform all of its obligations under this Agreement; and the execution and delivery of this Agreement and the performance by CSI of its obligations under this Agreement require no further action or approval of CSI's shareholders or directors, or of any other individuals or entities in order to constitute this Agreement a binding and enforceable obligation of CSI. Except for the filing of any requisite pre-merger notification report under and compliance with the Hart Act and the Holiday Inn Consent, CSI has obtained each and every consent, approval, permit or order of, and has made each and every filing with, any individual, partnership, corporation, trust or other entity, government agency or political subdivision required to be obtained or made in connection with:
(A) its execution, delivery and performance of this Agreement and (B) its consummation of the transactions contemplated hereby. This Agreement is the legal, valid and binding obligation of CSI, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement thereof or relating to creditors' rights generally.

          (b) CSI is not a foreign corporation (as that term is defined in the Code and Income tax regulations).

          (c) Subject to obtaining the Holiday Inn Consent and compliance with the Hart Act, neither the entry into nor the performance of, or compliance with, this Agreement by CSI has resulted, or will result, in any violation of, or default under, or result in the acceleration of, any obligation under the articles of incorporation of CSI, or any existing mortgage indenture, lien agreement, note, contract, permit, judgment, decree, order, restrictive covenant, statute, rule or regulation applicable to CSI or Associates or to the Hotel.

          (d) CSI has and will have at the Closing, good and valid title to its Interest, free and clear of all Liens. The Owners are the only entities which have any interest in or right to receive the profits and distributions of Associates or otherwise in Associates. Upon consummation of the assignments contemplated by this Agreement, the Partnership (or its designee) will acquire from CSI good and valid title to its Interest, free and clear of any Liens other than Liens created by, under or through the Partnership or its designee(s).

          (e) Except as otherwise disclosed herein, no party has any right or option to acquire the CSI Interest or any portion thereof, other than AGH and Partnership under this Agreement.

          (f) CSI (i) is not in receivership or dissolution, (ii) has not made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, or (iii) has not been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and, to its knowledge, no such petition has been filed against CSI.

          C. Owners hereby represent and warrant unto the Partnership that each and every one of the following statements is true, correct and complete in every material respect as of the date of this Agreement:

          (a) Associates is a duly formed and validly existing partnership under the laws of Wisconsin with full power and authority to own and operate the Hotel. Exhibit D identifies each and every document pursuant to which
       ---------
Associates is organized and governed, including all certificates of partnership and agreements of partnership (including all amendments thereto) (collectively, "Organizational Documents"). All Organizational Documents are in full force and effect. True and complete copies of all Organizational Documents have been delivered to the Partnership.

          (b) Except as otherwise disclosed herein, no party has any right or option to acquire the Hotel or any portion thereof, other than AGH and Partnership under this Agreement.

          (c) Associates (i) is not in receivership or dissolution, (ii) has not made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, or (iii) has not been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy law or any other similar law or statute of the United States or any jurisdiction and, to the knowledge of the Owners, no such petition has been filed against Associates.

          (d) To the best of Owners' knowledge and belief except as set forth on Exhibit D-1, there are no:
   -----------

               (i) pending arbitration proceedings or unsatisfied arbitration awards, or judicial orders respecting awards, with respect to the Hotel;

              (ii) pending unfair labor practice charges or complaints, unsatisfied unfair labor practice or judicial proceedings or orders with respect thereto, with respect to the Hotel;

             (iii) pending charges or complaints with or by the city, state or federal civil or human rights agencies, unremedied orders by such agencies or judicial proceedings or orders with respect to obligations under city, state or federal civil or human rights or antidiscrimination laws or executive orders, with respect to the Hotel; or

              (iv) other pending, or threatened or actual litigation claims, charges, complaints, petitions or unsatisfied orders by or before any administrative agency or court which affects the Hotel (collectively, the "Pending Claims").

          (e)  Except as set forth on Exhibit E, there are no Leases in effect
                                      ---------
or any other written or oral agreements binding on the Partnership with any tenant, licensees, franchisees, concessionaires or other persons or entities (collectively, "Tenants", and individually, "Tenant").

          (f) The insurance covering the Hotel is listed in the insurance schedule annexed hereto as Exhibit F. Each of said policies is in full force
                           ---------
and effect. No written notice has been received by Associates from the insurance company which issued any of such policies stating that any of such policies is not in full force and effect, will not be renewed or will be renewed only at a higher premium rate than is presently payable therefor. True and correct copies of each policy have been furnished to Partnership. The AGH Parties acknowledge that the property insurance listed on Exhibit F is part of a
                                                          ---------
blanket insurance policy covering other properties as well as the Hotel, and that, at Closing, said property insurance coverage for the Hotel will be discontinued.

          (g) True and complete copies of each of the Service Contracts have been delivered to Partnership. The Service Contracts are in full force and effect, Associates has not received any written notice that it has defaulted thereunder and Owners have no knowledge of a default by any other party thereto.

          (h) All FF&E (other than that covered by the FF&E Leases) and Other Personalty included in this sale has been fully paid for and is owned by Associates free and clear of all Liens, except for the Permitted Exceptions and the Lien created by the Security Documents.

          (i)  A list of the Licenses are annexed hereto as Exhibit G.
                                                            ---------
Associates has received no written notice that any material default has occurred in the due observance of any condition to any license, permit or certificate relating to the Hotel.

          (j) Owners have no knowledge of any pending or threatened condemnation affecting the Hotel or of any improvement liens or special assessments to be made against the Hotel by any governmental authority.

          (k) True and complete copies of each of the FF&E Leases have been delivered to Purchaser. The FF&E Leases are in full force and effect, Associates has not received any written notice that it has defaulted thereunder and Owners have no knowledge of a default by any other party thereto.

          (l)  Except as set forth in Exhibit H, neither Owners nor Associates
                                      ---------
have received any written notice of any violation of law or municipal ordinance, order or requirement noted in or issued by any governmental entity asserting jurisdiction against or affecting any of the Properties.

          (m) To Owner's knowledge the only Warranties still in effect for any portion of the Hotel are described on Exhibit I.
                                      ---------

          (n)  The principal place of business of each Owner is set forth in
Section 16.1.

          (o)  Except as set forth on Exhibit M, there are no employment
                                      ---------
agreements, stock option, stock purchase, incentive, bonus, pension, retirement, profit sharing, welfare benefit, non-qualified deferred compensation, and other employee benefit plans (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974 as amended ("ERISA")) covering any employee at the Hotel to which Associates contributes or is a party.

          (p) As of Closing, Associates will have no liabilities except (i) real estate taxes or assessments not yet due and payable and adjusted for to the extent of periods prior to Closing, (ii) obligations under the Security Documents which will be satisfied on the Closing Date, (iii) obligations arising under Leases, FF&E Leases and Service Contracts permitted under this Agreement and under insurance policies and utilities or otherwise in the ordinary course of business for periods prior to Closing and adjusted at Closing pursuant to
Section 10.8 or otherwise, (iv) obligations under Leases, FF&E Leases and Service Contracts attributable to any period after Closing, (v) obligations arising in connection with contracts and other agreements to be entered into and other obligations incurred in the ordinary course of business which are not in contravention of this Agreement, (vi) other liabilities specifically identified in this Agreement and the Exhibits attached hereto for periods prior to

Closing and to be adjusted at Closing, (vii) liabilities relating to events or occurrences prior to Closing to the extent covered under the terms of insurance policies of Associates, and (viii) to the extent their existence does not cause a breach of the other representations of Owners herein, liabilities or obligations arising from the physical condition of the Hotel, the Land and/or the Improvements, including without limitation obligations to make physical improvements in order to comply with applicable law or to cure violations of Environmental Laws or to remediate the presence of Hazardous Substances.

          (q) For the purpose of this Section 8.2C(q), the term "Hazardous Substances" shall mean substances defined as a "hazardous waste," "hazardous substance," "toxic substance" or any word of similar import under any Environmental Laws, including, without limitation, oil, petroleum, or any petroleum-derived substance or waste, asbestos or asbestos-containing materials, PCBs, explosives, radioactive materials, dioxins, or urea formaldehyde insulation. As used herein, "Environmental Laws" shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. (S) 9601, et seq., the Resource Conservation and
                                     -- ---
Recovery Act, 42 U.S.C. (S) 6901, et seq., the Clean Air Act, 42 U.S.C. (S)
                                  -- ---
7401, et seq., the Clean Water Act, 33 U.S.C. (S) 1251, et seq., the Toxic
      -- ---                                            -- ---
Substance Control Act, 15 U.S.C. (S) 2601, et seq., and the Occupational Safety
                                           -- ---
and Health Act, 29 U.S.C. (S) 651, et seq., as any of the preceding have been
                                   -- ---
amended prior to the date hereof, and any other federal, state, or local law, ordinance, regulation, rule, order, decision or permit relating to the protection of the environment or of human health from environmental effects of Hazardous Substances and which are applicable to the Hotel.

          To the Owners' knowledge, and except for those conditions specifically described in the environmental reports which are listed on Exhibit J (the
                                                           ---------
"Environmental Reports"), which were delivered to the Partnership prior to the date hereof, and without independent investigation other than the Environmental Reports, (i) no Hazardous Substances have been spilled or released in, on or under the Hotel so as to impose liability or require remediation under any Environmental Law and (ii) no liability under or violation of any Environmental Laws or condition that could give rise to such liability or violation exists with respect to the Hotel, including without limitation liabilities relating to offsite disposal of waste in connection with the Hotel, except in each case for remediation obligations, liabilities or violations that would not, individually or in the aggregate, have a material adverse effect on the business or financial condition of Associates or the Hotel. To Owners' knowledge, there are no environmental reports relating to the Hotel currently in the possession of Associates or Owners which have not been made available to AGH or the Partnership prior to the date hereof.

          Each of the foregoing representations and warranties made or remade at and as of the Closing shall survive the Closing for a period of one year.

          Except for the express representations and warranties of Owners contained herein, the Partnership is accepting the Interests, and the Interests shall be conveyed to the Partnership, "AS IS", "WHERE IS" and "WITH ALL FAULTS" and specifically and expressly without any representations or warranties, either express or implied, of any kind, nature or type whatsoever from or on behalf of Owners. Except for the express representations and warranties of Owners contained herein, Owners have not, do not, and will not, with respect to the Interests, Associates or the Hotel, make any warranties or representations, express or implied, or arising by operation of law or otherwise, including but in no way limited to, any warranty of condition, merchantability, habitability or fitness for particular use, or with respect to the value, profitability, redevelopability, mortgageability or marketability of the Interests, Associates or the Hotel or the presence of Hazardous Materials or other environmental conditions. The Partnership and AGH have had, and will have, pursuant to this Agreement, an adequate opportunity to make such legal, factual, and other inquiries and investigations as it deems necessary, desirable or appropriate with respect to Associates and the Hotel.

          8.3  Shadow Management.  Owners shall permit AGH to establish and
               -----------------
maintain a shadow management operation with respect to the Hotel prior to the Closing Date. Personnel from AGH's shadow management operation shall have reasonable access during normal business hours to all books, records and other information in the possession or control of Owners or their agents concerning the Hotel and shall have the right (at AGH's expense) to establish duplicate books and records in order to effect a smooth transition in the ownership and management of the Hotel; provided, however, that AGH and its shadow management operation and employees in exercising its rights of access and inspection in this Section 8.2, and elsewhere in this Agreement, (a) shall not unreasonably interfere with the normal management and operation of the Hotel; (b) shall hold all information acquired from such books and records confidential in accordance with the provisions of this Agreement, (c) shall repair any damage to the physical condition of the Hotel caused by Partnership or its agents in any shadow management operation, and (d) shall not be deemed to have assumed management responsibilities prior to Closing by virtue of such shadow management. The provisions of subparagraphs (b) and (c) of the preceding sentence shall survive Closing and/or termination of this Agreement.

          8.4  Access to Hotel Books and Records.  Prior to Closing, Owners
               ---------------------------------
shall, upon request of AGH or the Partnership, make available to AGH or Partnership and their authorized representatives and employees for inspection at the Hotel during normal business hours and at AGH's and Partnership's sole cost, risk and expense, all of the then existing books, records, surveys, plans, specifications, permits, certificates of occupancy and other files that are relevant to the management, ownership, operation, use, occupancy, construction or leasing of the Hotel and are in Owner's or Associates' possession or control.

          8.5  Liquor License.  Owners shall cooperate with the efforts of
               --------------
Associates as well as the Partnership or its lessee or management company in obtaining new liquor licenses or permits for the Hotel to the extent required. Subject to the requirements of applicable law, if such licenses or permits have not been obtained prior to Closing, Associates may continue to operate under existing licenses or permits to the extent permitted by law until new ones are obtained provided the Partnership, AGH, Associates and Associates' lessee or management company shall indemnify Owners and the holder of such license from any liabilities arising after the Closing with respect to the liquor operations of the Hotel. The Partnership, on behalf of Associates or its management company, shall use reasonable efforts (including without limitation the submission of any applications and payment of any fees) to obtain the necessary licenses and permits as soon as practicable after Closing.

          8.6  Hart Act.  Each of the Owners and the Partnership will furnish
               --------
all information required under the Hart Act with respect to the subject transaction, and shall take such action as shall be required thereunder, including the prompt filing, if required, of a pre-merger notification under the Hart Act. Prior to Closing, the Partnership shall pay the filing fee in the event of such filing.

          8.7  Confidentiality.  Each party to this Agreement agrees that all
               ---------------
information obtained by any of the AGH Parties concerning Owners, Associates and/or the Hotel and the conditions and economic terms of this Agreement (all of such information, "Transaction Information") will be kept confidential and shall not, without the prior written consent of MMI and CSI, be disclosed by it or any of its agents or employees in any manner whatsoever, in whole or in part to anyone other than a "Permitted Party." A Permitted Party shall be a person who needs to know the Transaction Information for the purpose of consummating the transactions contemplated herein (including, without limitation, accountants, attorneys, shareholders, potential shareholders of the REIT through the Registration Statement and prospective lenders) who are informed of the confidential nature of the Transaction Information. Transaction Information will not be included in the Registration Statement (x) without Owners' prior consent, which consent shall not be unreasonably withheld or delayed or (y) upon advice of counsel that such Transaction Information is required by law to be disclosed therein. Neither MMI or CSI, on the one hand, nor the AGH Parties, on the other, shall have any obligation to maintain the confidentiality of Transaction Information (a) to the extent such information is or becomes generally available to the public through no fault or action of such party, (b) such Transaction Information is in such party's possession or becomes available to such party on a non-confidential basis from a source which is not prohibited from disclosing such information or (c) such party or any Permitted Party becomes legally compelled to disclose such information. If MMI or CSI, on the one hand, or any of the AGH Parties, on the other, become legally compelled to disclose any Transaction Information, they will provide the others with prompt written notice thereof so that the others may seek a protective order or other appropriate remedy. If Closing does not take place, each of Owners', on the one hand, and the AGH Parties, on the other will return or cause to be returned to the others all Transaction Information received from such others and will not retain any copies thereof.

                                   ARTICLE 9
                      CONDITIONS PRECEDENT TO THE CLOSING
                      -----------------------------------

     In addition to any other conditions set forth in this Agreement, the obligations of the AGH Parties and Owners to consummate the Closing are subject to the timely satisfaction of the respective conditions and requirements set forth in this Article 9, which shall be conditions precedent to the respective party's obligations under this Agreement.

          9.1  Conditions to Obligations of the AGH Parties.  The following are
               --------------------------------------------
conditions precedent to the obligations of the AGH Parties:

          (a)  Owners' Obligations.  Owners shall have performed in all material
               -------------------
respects all material obligations of Owners hereunder which are to be performed at or prior to Closing.

          (b)  Owners' Representations and Warranties.  Owner's representations
               --------------------------------------
and warranties set forth in this Agreement shall be true and correct in all material respects as if made again on the Closing Date except as otherwise permitted or contemplated hereby.

          (c)  Title Policy.  Partnership shall have received or have an
               ------------
irrevocable right to receive the Title Policy issued by the Title Company to Associates insuring good and indefeasible fee simple title to the Land and Improvements, subject only to the Permitted Exceptions, in an amount equal to $21,750,000, with access, zoning, subdivision, contiguity, survey, "Fairway" and non-imputation endorsements.

          (d)  Hart Act.  The expiration or termination of the applicable
               --------
waiting period under the Hart Act with no action pending for the Department of Justice or Federal Trade Commission to prohibit or enjoin this sale.

          (e)  Required Deliveries.  The Owners have made all required
               -------------------
deliveries under Section 10.3 (closing deliveries).

          (f)  No Injunction.  There is no injunction, judgment, order, action
               -------------
or proceeding which would prevent or limit the consummation of this transaction.

          (g)  Opinions.  The AGH Parties have received from Owners or Owners'
               --------
counsel such legal opinions as are reasonably and customarily required by counsel to the Partnership or counsel to the lead underwriters of the IPO regarding this Agreement to the effect that each of the documents executed and delivered by Owners have been duly authorized, executed and delivered by, and constitute the valid and legally binding obligation of, the parties thereto and are enforceable in accordance with their terms, subject to general principles of equity and to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and except that enforceability or indemnification and contribution provisions may be limited, in whole or in part, by applicable securities laws or public policy. The AGH Parties acknowledge that Owners shall not be required by the terms of this subsection to deliver an opinion of Wisconsin counsel.

          (h)  Holiday Inn Consent.  Holiday Inns, Inc. ("Holiday Inn") has
               -------------------
approved the granting of a new license to Associates or has approved the transfer of the Interests to the Partnership and/or affiliate (the "Holiday Inn Consent").

          9.2  Conditions to Owners' Obligations.  The following are conditions
               ---------------------------------
precedent to the obligations of Owners:

          (a)  AGH Parties' Obligations.  The AGH Parties shall have performed
               ------------------------
in all material respects all of their material obligations hereunder which are to be performed at or prior to Closing.

          (b)  Representations and Warranties by the AGH Parties.  The
               -------------------------------------------------
representations and warranties by the AGH Parties set forth in this Agreement shall be true and correct in all material respects as if made again on the Closing Date except as otherwise permitted or contemplated hereby.

          (c)  Hart Act.  The expiration or termination of the applicable
               --------
waiting period under the Hart Act with no action pending for the Department of Justice or Federal Trade Commission to prohibit or enjoin this sale.

          (d)  Required Deliveries.  The AGH Parties have made all required
               -------------------
deliveries under Section 10.4.

          (e)  No Injunction.  There is no injunction, judgment, order, action
               -------------
or proceeding which would prevent the consummation of this transaction.

          (f)  IPO.  The Formation Transactions and the IPO shall have occurred
               ---
substantially as described in the draft Registration Statement delivered to CSI prior to the date hereof and the forms of the Partnership Agreement, the Registration Rights Agreement, the Exchange Rights Agreement and Lock-Up Agreement shall be substantially in the forms attached hereto.

          (g) Opinions.  Owners have received from the AGH Parties or their
              --------
counsel such legal opinions as are reasonably and customarily required by counsel to Owners regarding this Agreement to the effect that each of the documents executed and delivered by the AGH Parties have been duly authorized, executed and delivered by, and constitute the valid and legally binding obligation of, the parties thereto and are enforceable in accordance with their terms, subject to general principles of equity and to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and except that enforceability or indemnification and contribution provisions may be limited, in whole or in part, by applicable securities laws or public policy.

          (h)  Holiday Inn Consent.  The Holiday Inn Consent and releases of the
               -------------------
personal guarantees of Martin Bucksbaum and Craig Stark in favor of Holiday Inn shall have been obtained.

          (i)  Assumptions by Assignee.  Any assignee or designee of the
               -----------------------
Partnership who acquires all or a portion of the Interests shall deliver at Closing such assumptions of the obligations, representations and warranties of the AGH Parties herein contained as the Owners may reasonably request.


                                  ARTICLE 10
                         CLOSING AND CLOSING DOCUMENTS
                         -----------------------------

          10.1  Closing.  The closing (the "Closing") shall occur at the offices
                -------
of the Partnership's attorney or the attorneys for the lead underwriter of the IPO in New York City, New York on a date (the "Closing Date") to be specified by 20 days advance written notice from the Partnership to the Owners, such date to be not later than the Termination Date. The Closing shall take place concurrently with the consummation of the IPO or not later than five (5) business days thereafter, at the Partnership's election but in any event no later than the Termination Date.

          10.2  Escrow.  It is anticipated that the Closing and the consummation
                ------
of the IPO shall occur simultaneously or substantially simultaneously. To effect the Closing, AGH shall have the right to send notice to the Owners at least 20 days prior to the estimated Closing Date requesting that all parties endeavor in good faith to (a) enter into a mutually satisfactory escrow agreement with a mutually satisfactory escrow agent pursuant to which the Closing shall occur on the Closing Date through an escrow-style closing and (b) at least one business day prior to the Closing Date, place in escrow with said escrow agent pursuant to said escrow agreement the documents to be delivered pursuant to this Section 10.2.

          10.3  Owner's Deliveries.  At the Closing and at Owners' sole cost and
                ------------------
expense, Owners shall deliver the following to the Partnership:

          (a)  Assignments.  Assignments of the Interests (the "Assignments") in
               -----------
a form reasonably acceptable to the Owners and the Partnership, and original, executed counterparts of the Organizational Documents;

          (b)  Registration Rights, Lock-Up, Exchange Rights and Separate
               ----------------------------------------------------------
Agreements.  The Registration Rights Agreement, the Lock-Up Agreement, the
- ----------
Exchange Rights Agreement and the Separate Agreement, duly executed by CSI;

          (c)  FIRPTA Affidavit.  An affidavit from Owners in form and substance
               ----------------
acceptable to Partnership, as required by Section 1445 of the Internal Revenue Code, specifying (i) that Owners are not foreign persons (as defined in the Internal Revenue Code and Income tax regulations), (ii) Owners' tax identification numbers, (iii) Owners' office addresses, and (iv) such other matters as Partnership may reasonably require in order to satisfy itself that no withholding is required under Section 1445 of the Internal Revenue Code including an indemnity against any claim for taxes which should have been withheld;

          (d)  Authority Documents.  Evidence satisfactory to Partnership that
               -------------------
the person or persons executing the closing documents on behalf of Owners have full right, power and authority to do so, together with evidence of Owners' due formation, existence, good standing and authorization;

          (e)  Title Policy.  The Title Policy or a marked-up Title Commitment
               ------------
evidencing the issuance of title insurance;

          (f)  Partnership Documents.  The Partnership Amendment duly executed
               ---------------------
by CSI, which shall evidence the admission of CSI as a limited partner in the Partnership and contain an acceptance of the terms and conditions of the Partnership Agreement, and such other documents or instruments as REIT reasonably may require for the issuance of the Units to CSI and the admission of CSI as a limited partner in the Partnership;

          (g)  Termination of Agreements.  Evidence satisfactory to Partnership
               -------------------------
in its reasonable discretion that Owners have performed any cures that they agreed to perform pursuant to Section 5.2 hereof;

          (h)  Closing Certificate.  A certificate duly executed by Owners dated
               -------------------
as of the Closing Date to the effect that all of the representations and warranties herein of Owners are true and correct in all material respects as of the Closing or stating the specific respects, if any, in which they are untrue;

          (i)  Plans, Keys and Records.  To the extent not previously delivered
               -----------------------
to and in the possession of Partnership, all Plans and Specs, all keys for the Hotel (which keys shall be properly tagged for identification), all Records, and all Licenses;

          (j)  Title Affidavits.  Any affidavits as to judgments and other
               ----------------
matters reasonably and customarily required by the Title Company in connection with the issuance of the Title Policy;

          (k)  Satisfactions.  Executed satisfactions of the Security Documents
               -------------
or, if the Security Documents have not theretofore been satisfied, pay-off letters from the Bank; and

          (l)  Closing Statement.
               -----------------

          On the Closing Date, Owners shall cause to be delivered to Partnership possession of the Hotel free and clear of all tenancies of every kind and parties in possession, except for guests in the Hotel and Tenants under Leases, and with all parts of the Hotel (including, without limitation, the Improvements and FF&E) in substantially the same condition as the same were on the date of this Agreement, normal wear and tear only excepted (subject to the provisions of Article 11 hereof).

          10.4  Deliveries by the AGH Parties.  At the Closing and at the sole
                -----------------------------
cost and expense of the AGH Parties, the AGH Parties shall deliver the following to Owners:

          (a)  Cash Portion.  Payment of the Cash Portion of the Purchase Price;
               ------------

          (b)  Partnership Amendment.  The Partnership Amendment duly executed
               ---------------------
by AGHGP reflecting the issuance of the CSI Unit Component to CSI;

          (c)  Registration Rights, Lock-Up, Exchange Rights, and Separate
               -----------------------------------------------------------
Agreements.  The Registration Rights Agreement, Lock-Up Agreement, Exchange
- ----------
Rights Agreement and Separate Agreement duly executed by the Partnership, AGHGP and/or the REIT, as appropriate;

          (d)  Authority Documents.  Evidence satisfactory to Owners that the
               -------------------
person or persons executing the closing documents on behalf of the AGH Parties have full right, power and authority to do so, together with evidence of the due formation, existence and authorization of the AGH Parties and evidence of the good standing of the AGH Parties;

          (e)  Closing Certificate.  Certificates duly executed by the AGH
               -------------------
Parties to the effect that all of the representations and warranties herein of the AGH Parties are true and correct in all material respects as of the Closing or stating the specific respects, if any, in which they are untrue;

          (f)  Employment Agreement.  Employment Agreement with Craig Stark in
               --------------------
the form annexed hereto as Exhibit K; and
                           ---------

          (g)  Closing Statement.
               -----------------

          10.5  Amendment of Organizational Documents.  Simultaneously with the
                -------------------------------------
delivery of the Assignments, Owners, the Partnership and any designee of the Partnership will execute amendments to the Organizational Documents in form and substance reasonably satisfactory to them to reflect the withdrawal of Owners from Associates.

          10.6  Concurrent Transactions.  All documents or other deliveries
                -----------------------
required to be made by the AGH Parties, Owners and Associates at or prior to Closing, and all transactions required to be consummated concurrently with Closing, shall be deemed to have been delivered and to have been consummated simultaneously with all other transactions and all other deliveries, and no delivery shall be deemed to have been made, and no transaction shall be deemed to have been consummated, until all deliveries required by the AGH Parties, Owners and Associates shall have been made, and all concurrent or other transactions shall have been consummated.

          10.7  Further Assurances.  Owners and the AGH Parties, at any time
                ------------------
after Closing, upon request of either party, will execute (or cause any appropriate entity to execute and to use reasonable efforts to cause such parties to execute) such additional instruments, documents or certificates as either party deems reasonably necessary in order to effect the transactions contemplated hereby; provided that no such additional instrument, document or certificate shall impose additional obligations not expressly contemplated herein.

          10.8  Prorations and Adjustments.  It is the parties' intention that
                --------------------------
the prorations and adjustments conform in substance to those that would be made in a sale of real property as set forth herein. At Closing, the following items of revenue and expense shall be prorated as of 12:01 A.M. on the Closing Date and the cash portion of the Purchase Price shall be adjusted to account for such prorations. Such prorations shall be based on actual receipts and expenses, if known, and, if not, on reasonable estimates thereof with reconciliation of such estimates after Closing pursuant to Section 10.12.

          (a)  Hotel Taxes.  Real estate taxes, personal property or use taxes
               -----------
and sewer rents, on the basis of the best available estimates for such taxes and rents;

          (b)  Operating Costs.  All utility costs and expenses and other costs
               ---------------
and expenses of operating the Hotel, including employee salaries and benefits, which are reasonably capable of proration;

          (c)  Service Contracts and FF&E Leases.  Amounts paid or payable under
               ---------------------------------
the Service Contracts and FF&E Leases;

          (d)  Lease Rents.  Rents under Leases and other revenues;
               -----------

          (e)  Debt.  If the Owners have requested that the Debt be discharged
               ----
by the Partnership as an adjustment to the Purchase Price, then the Purchase Price shall be reduced by the unpaid principal balance, accrued and unpaid interest, and all other amounts due to Bank in accordance with the pay-off letter;

          (f)  Revenues.  Guest, convention, room, food, beverage, and all other
               --------
charges and revenues for services rendered and the operation of all departments of the Hotel, including, but not limited to, advance payments under booking agreements for rooms, facilities and services of the Hotel and any other revenues, as and when collected, provided, however, that food, room service, bar and restaurant revenue shall be read, measured (and tapes preserved) and apportioned as of 2:00 a.m. on the Closing Date. The final night's room revenue (revenue from rooms occupied on the evening preceding the Closing Date) less a sum equal to all room maid services with respect thereto shall be the property of Owners. All cash, checks, and other funds, and all other notes, security and other evidence of indebtedness located at the Hotel as of 2:00 a.m. on the Closing Date and balances on deposit to the credit of the Owners or

Associates with banking and other institutions are and shall remain the property of the Owners and are not included in this sale (except for the guest (tray) ledger for guests staying in the Hotel on the Closing Date which will be paid for by the Partnership) and such assets will be distributed by Associates immediately prior to Closing;

          (g)  Miscellaneous.  Fees and expenses for music, entertainment, trade
               -------------
association dues, trade, newspaper and other periodical subscriptions, coin machine income, and washroom and checkroom income;

          (h)  Deposits.  The Purchase Price will be reduced in an amount equal
               --------
to the sum of all Deposits (which are Partnership liabilities) not transferred and delivered to Partnership, or retained by Associates, at the Closing to the extent that the same relate to periods from and after the Closing and increased for Deposits that are Partnership assets to the extent the same relate to periods from and after the Closing;

          (i)  Product Improvement Plan.  Annexed hereto as Exhibit L is the
               ------------------------                     ---------
"product improvement plan" requested by Holiday Inn in connection with the sale of the Interests and the transfer of the franchise agreement for the Hotel as a Holiday Inn "Select". At Closing, the Purchase Price shall be reduced by $300,000, less the amounts indicated on Exhibit L for any items of work shown
                                        ---------
thereon that have theretofore been completed; and

          (j)  Current Assets and Liabilities.  If, after the prorations to be
               ------------------------------
made pursuant to the preceding subparagraphs and without duplication thereof,
(x) the sum of all cash and cash equivalents, investments, inventory, accounts receivable, prepaid expenses and deposits and other assets generally recognized as current assets owned by Associates, exceeds or is less than (y) the sum of all accounts payable, accrued real estate taxes, accrued interest, other accrued expenses and other liabilities generally recognized as current liabilities owed by Associates (but excluding those liabilities referred to in Sections 8.2C(p)(vii) and (viii)), the Purchase Price shall be increased or decreased, as the case may be, by such excess or deficiency.

          10.9  Sales Tax.  All sales, use and occupancy taxes, if any, due or
                ---------
to become due in connection with revenues received from the Hotel prior to the Closing Date will be paid by Owners. All sales, use and other transfer taxes, if any, payable as a result of the conveyance of the Interests to Partnership will be borne equally by Owners and the Partnership. Owners shall be entitled to received any rebates or refunds on taxes paid by Associates prior to the Closing.

          10.10  Document Recordation and Transfer Costs.  Owners and
                 ---------------------------------------
Partnership shall bear equally the escrow fee and other charges payable to the Title Company, except that the premium payable to the Title Company for the Title Policy (but not the cost of endorsements, which shall be paid fully by the Partnership) shall be paid fully by Owners who shall also pay any costs of the Survey. The cost of preparing or obtaining documents to be delivered by Partnership to Owners pursuant to this Agreement shall be paid by Partnership. The cost of preparing or obtaining documents to be delivered by Owners to Partnership pursuant to this Agreement shall be paid by Owners. Any other costs of Closing shall be borne in accordance with local custom.

          10.11  Reconciliation and Final Payment.  Prior to Closing, Owners and
                 --------------------------------
the Partnership shall reasonably cooperate to make a preliminary determination of the prorations required hereunder, and at Closing all such adjustments and prorations shall be based on those estimated numbers. After Closing, Owners and Partnership shall reasonably cooperate after Closing to make a final determination of the prorations required hereunder. The parties shall have a final reconciliation of the prorations under this Article within 180 days after Closing, at which time the party which owes the other party any sums hereunder shall pay such party such sums within ten (10) days after the reconciliation of such sums. The obligations to calculate such prorations, make such reconciliations and pay any such sums shall survive the Closing.

          10.12  Failure of IPO.  Owners acknowledge that if for any reason the
                 --------------
IPO does not close, none of the AGH Parties or Owners shall have any obligation to close hereunder, but in such event the provisions with respect to return of the Earnest Money shall be governed by Section 12.1. Notwithstanding the foregoing, if the IPO does not close, AGH (and/or its designee) shall have the right to acquire the Interests for all cash in accordance with the provisions hereof (except those relating to the IPO and the CSI Unit Component).

                                  ARTICLE 11
                           CASUALTY AND CONDEMNATION
                           -------------------------

          11.1  Risk of Loss Notice.  In the event that (a) any loss or damage
                -------------------
to the Hotel shall occur prior to the Closing Date as a result of fire or other casualty, or (b) Owners receive notice that a governmental authority has initiated or threatened to initiate a condemnation proceeding affecting the Hotel, Owners shall give the Partnership immediate written notice of such loss, damage or condemnation proceeding.

          11.2  Partnership's Termination Right.  If, prior to Closing and the
                -------------------------------
delivery of possession of the Hotel in accordance with this Agreement, (a) any substantial condemnation proceeding shall be pending against any portion of the Hotel or (b) there is any substantial loss or damage to the Hotel, the Partnership shall have the option to terminate this Agreement provided it delivers written notice to Owners of its election so to terminate this Agreement within thirty (30) days after the date Owners have delivered to AGH written notice of any such loss, damage or condemnation, and in such event all Earnest Money shall be delivered as specified in Article XII and thereafter no party shall have further obligation or liability to the other under this Agreement other than as provided herein. "Substantial" condemnation or loss shall mean a condemnation or loss in excess of $500,000 in value.

          11.3  Procedure for Closing.  If, after a substantial loss or damage
                ---------------------
or substantial condemnation, Partnership shall not timely elect to terminate this Agreement, or if the loss or condemnation is not substantial, Owners agree to pay to Partnership at the Closing all insurance proceeds or condemnation awards which Owners or Associates have received as a result of the same (less any portion thereof applied to repairs or restoration) plus an amount equal to the insurance deductible, if any, and assign to Partnership all insurance proceeds and condemnation awards payable as a result of the same in which event the Closing shall occur without Owners or Associates completing such repairs.

                                  ARTICLE 12
                             DEFAULT AND REMEDIES
                             --------------------

          12.1  Default by AGH Parties; Other Failure to Close.  If, at or prior
                ----------------------------------------------
to Closing (i) any of the AGH Parties refuses or fails to consummate the transactions contemplated by this Agreement in violation hereof, or (ii) any representation or warranty made by or on behalf of any of the AGH Parties herein shall have been materially incorrect when made or shall become incorrect in any material respect, or (iii) any of the AGH Parties shall otherwise fail in any material respect to perform any of its material obligations as and when required hereunder, then Owners shall give AGH and the Escrow Agent written notice specifying the nature of the default, and the Partnership shall have thirty (30) days from receipt of Owners' notice within which to cure the specified default; provided, however, if at the end of said thirty (30) day period the AGH Parties are diligently pursuing the cure of the default but the default has not been cured, the AGH Parties shall have an additional period not to exceed thirty (30) days within which to complete the cure of the default. If at the end of the initial thirty (30) or, if applicable, additional thirty (30) day period, the default is not still cured, Owners as their sole and exclusive remedy, shall have the right to terminate this Agreement by giving AGH and Escrow Agent written notice thereof, in which event neither party shall have further rights, duties or obligations hereunder (except to the extent this Agreement specifically provides for the survival of certain obligations of Partnership). In such event or if the transactions contemplated hereby otherwise do not close by the Termination Date as the result of the failure of any conditions to have been satisfied (other than as the result of a default by Owners), Owners shall be entitled to receive, as liquidated damages or as compensation for having committed to sell or contribute the Interests, subject to the conditions contained herein, as the case may be (Owners and the AGH Parties hereby acknowledging that the amount of damages resulting from breach of this Agreement by the AGH Parties would be difficult or impossible to accurately ascertain), a portion of the Earnest Money (the "Liquidated Amount") (together with all interest earned thereon), and AGH (on behalf of the AGH Parties) shall instruct Escrow Agent to immediately deliver to Associates the Liquidated Amount (together with all interest earned on the Liquidated Amount.) The "Liquidated Amount" shall be equal to the lesser of (x) the amount of the Earnest Money, and (y) the product of $25,000 times the number of months (including partial months) that have elapsed from and after April 1, 1996 through the date of termination of this Agreement.
Notwithstanding the foregoing, in the event of any default by the AGH Parties under this Agreement due to a breach after Closing or any termination hereof of any covenant or indemnity which survives the Closing or any termination hereof or if Owners shall discover after Closing that any warranty or representation made by the AGH Parties herein or in connection with the transaction contemplated herein was materially incorrect or breached when made, Owners shall have any and all rights and remedies available at law or in equity by reason of such default.

          12.2  Owners' Default.  If Owners (i) refuse or fail to consummate the
                ---------------
transactions contemplated by this Agreement, or (ii) otherwise wrongfully fail to perform any of their obligations or agreements hereunder, either prior to or at Closing, for any reason other than termination hereof pursuant to a right granted to Owners hereunder to do so, a failure of condition to the obligation of Owners to consummate such transactions or a default by any of the AGH Parties then the Partnership shall give Owners and Escrow Agent written notice specifying the nature of the default, and Owners shall have thirty (30) days from receipt of the Partnership's notice within which to cure the specified default; provided, however, if at the end of said thirty (30) day period Owners are diligently pursuing the cure of the default but the default has not been cured, Owners shall have an additional period not to exceed thirty (30) days within which to complete the cure of the default. If at the end of the initial thirty (30) or, if applicable, additional thirty (30) day period, the default is still not cured, AGH and the Partnership as their sole remedy, shall have the right to do any one or more of the following:

          (a) Terminate this Agreement by written notice given to Owners and Escrow Agent within fifteen (15) days of the expiration of the initial thirty
(30) or additional thirty (30) day cure period (whichever is applicable), in which event Partnership shall be entitled to a return of the Earnest Money (together with all interest earned thereon), promptly upon receipt of such notice, and Owners shall be obligated (i) to instruct Escrow Agent to return the Earnest Money (together with all interest earned thereon) to the Partnership, and (ii) to pay and reimburse AGH and the Partnership for their out-of-pocket costs in connection with this Agreement; or

          (b)  Seek specific performance of this Agreement.

Notwithstanding the foregoing, in the event of any default by Owners under this Agreement due to a breach after Closing or of any covenant or indemnity which survives the Closing, or if Partnership shall discover after Closing that any warranty or representation made by Owners herein or in connection with the transaction contemplated herein was materially incorrect or breached when made, Partnership shall have any and all rights and remedies available at law or in equity by reason of such default, subject to the limitations contained herein. Neither Partnership's or Owners' attendance or appearance at Closing shall be deemed to nullify or void the provisions of this Section.

                                  ARTICLE 13
                                  INDEMNITIES

          13.1  Owners' Indemnity.  After Closing, each Owner agrees to
                -----------------
indemnify and hold Associates, the AGH Parties and any other entity designated to be a partner in Associates (the "OP Indemnified Parties") harmless of and from all liabilities, losses, damages, costs, expenses (including reasonable attorneys' fees) ("Losses") which the OP Indemnified Parties may suffer or incur by reason of (i) breach of any representation, warranty or covenant made by Owners in this Agreement or any instrument or document delivered at the Closing (provided that this clause (i) shall survive the Closing for one year, only), and (ii) actions and claims instituted against any of the OP Indemnified Parties based upon the inclusion in the Registration Statement of information describing the Project (limited to the name of the Project, the year built, the number of rooms, occupancy rates and similar data for 5-year period) provided or approved by the Owners specifically for inclusion in the Registration Statement but only to the extent incorrect in any material respect as of the date of such information. Notwithstanding the foregoing, the agreements of the Owners in clause (i), above to indemnify and hold the OP Indemnified Parties harmless with respect to a breach shall, in the case of a breach by one of the Owners, apply only to that Owner and shall not apply to the non-breaching Owner.

          13.2  Partnership's Indemnity.  (a)  The Partnership and AGH agree to
                -----------------------
indemnify and hold Owners harmless of and from all Losses which the Owners may suffer or incur by reason of (i) the operation of the Hotel, whether before or after the Closing Date, including but not limited to any claims by employees of Associates (or its management company) or third parties under insurance carried by Associates (or its management company), but such indemnity is subject to the representations of Owners made herein, or (ii) breach of any representation, warranty or covenant made by any of the AGH Parties in this Agreement or any document or instrument delivered at the Closing.

          (b) The parties acknowledge that this Agreement and all documents, agreements, understandings and arrangements relating to the transactions contemplated by this Agreement to be executed or undertaken by the Partnership which have been executed by one or more officers of AGHGP which is the sole general partner of the Partnership, have been or will be so executed in his/her capacity as an officer of AGHGP, and not individually, and none of the officers or employees of the Partnership nor any of the directors, officers, shareholders or employees of AGHGP or the REIT (in their capacities as directors, officers, shareholders or employees) shall be bound or have any personal liability hereunder or thereunder except as otherwise provided under applicable law.

          13.3  Defense of Actions.  In the case of any claim relating to a
                ------------------
claim by a third party (a "Third Party Suit"), the indemnified party shall control the defense of the Third Party Suit and the indemnifying party may, at its own expense, participate in (but not control) the defense and employ counsel separate from the counsel employed by the indemnified party; provided, however, that the indemnifying party may assume control of the defense of the Third Party Suit at any time during the course of the suit if the indemnifying party confirms in writing to the indemnified party that the indemnified party is entitled to indemnification under this Agreement with respect to the claim and for Losses arising from the Third Party Suit. If the indemnifying party assumes control of the defense of a Third Party Suit, (a) the indemnifying party shall consult with the indemnified party with respect to the Third Party Suit upon the indemnified party's reasonable request for consultation and (b) the indemnified party may, at its expense, participate in (but not control) the defense and employ counsel separate from the counsel employed by the indemnifying party. Regardless of whether the indemnifying party assumes the defense of the Third Party Suit, all parties shall provide all reasonable assistance with the defense of the Third Party Suit and make available all relevant books and records in their possessions. No settlement or compromise of any Third Party Suit by the indemnified party may be made without the indemnifying party's consent, which shall not be unreasonably withheld.

                                  ARTICLE 14
                                    BROKERS
                                    -------

          14.1  No Broker.  The parties hereto represent to each other that they
                ---------
dealt with no finder, broker or consultant in connection with this Agreement or the transactions contemplated hereby.

          14.2  Indemnification by Owners.  Owners agree to, and hereby do,
                -------------------------
indemnify and save harmless the AGH Parties and their affiliates, and their respective successors and assigns against and from any loss, liability or expense, including reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder, consultant or like agent if such claim or claims made by any such broker, finder, consultant or like agent are based in whole or in part on any agreements entered into with Owners or Associates or their representatives for a commission or other compensation. Owners shall likewise indemnify and save harmless the AGH Parties and their affiliates and their respective successors and assigns against and from any loss, liability or expense, including reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation relating to the Leases. This provision shall survive Closing or the termination of this Agreement.

          14.3  Indemnification by AGH.  AGH, prior to Closing and the
                ----------------------
Partnership thereafter, agrees to, and hereby does, indemnify and save harmless Owners and their affiliates and their respective successors and assigns against and from any loss, liability or expense, including reasonable attorneys' fees, arising out of any claim or claims for commissions or other compensation for bringing about this Agreement or the transactions contemplated hereby made by any broker, finder, consultant or like agent if such claim or claims made by any such broker, finder, consultant or like agent are based in whole or in part on any agreements entered into with any of the AGH Parties or their representatives for a commission or other compensation. This provision shall survive Closing or the termination of this Agreement.

                                  ARTICLE 15
                                  DEFINITIONS
                                  -----------

          15.1  Definitions.  As used herein, the following terms shall have the
                -----------
respective meanings indicated below:

          AGH:  As defined in the opening paragraph.
          ---

          AGHGP:  As defined in the Recitals.
          -----

          AGH Parties:  As defined in the Recitals.
          -----------

          Appurtenances:  As defined in Article 2.
          -------------

          Assignments:  As defined in Article 10.3.
          -----------

          Associates:  As defined in the Recitals.
          ----------

          Bank:  The current holder of the only mortgage on the Hotel which
          ----
                  secures the Debt.

          Code:  As defined in the Recitals.
          ----

          Closing:  As defined in Section 10.1.
          -------

          Closing Date:  As defined in Section 10.1.
          ------------

          Common Stock:  As defined in the Recitals.
          ------------

          CSI:  As defined in the opening paragraph.
          ---

          CSI Interests:  As defined in Section 1.1.
          -------------

          CSI Share:  As defined in Section 3.1.
          ---------

          CSI Unit Component:  As defined in Section 3.1.
          ------------------

          Debt:  The existing debt of Associates that is secured by a mortgage
          ----
                 on the Hotel.

          Delaware Act:  As defined in Section 3.3.
          ------------

          Document Review Period:  As defined in Section 5.2.
          ----------------------

          Earnest Money:  As defined in Section 1.2.
          -------------

          Environmental Reports:  As defined in Section 8.2.
          ---------------------

          ERISA:  As defined in Section 8.2.
          -----

          Escrow Agent:  As defined in Section 1.2.
          ------------

          Escrow Agreement:  As defined in Section 1.2.
          ----------------

          Exchange Rights Agreement:  As defined in Section 3.2.
          -------------------------

          FF&E:  As defined in Article 2.
          ----

          FF&E Leases:  As defined in Article 2.
          -----------

          Guest Bookings:  As defined in Article 2.
          --------------

          Hart Act:  As defined in Section 8.1.
          --------

          Hazardous Substances:  As defined in Section 8.2.
          --------------------

          Holiday Inn:  As defined in Section 9.1(h).
          -----------

          Holiday Inn Consent: As defined in Section 9.1(h).
          -------------------

          Hotel:  As defined in Article 2.
          -----

          Improvements:  As defined in Article 2.
          ------------

          Interests:  As defined in Section 1.1.
          ---------

          IPO:  As defined in the Recitals.
          ---

          Land:  As defined in Article 2.
          ----

          Lease and Leases:  As defined in Article 2.
          ----------------

          Licenses:  As defined in Article 2.
          --------

          Liens:  As defined in Section 8.2(d).
          -----

          Lock-Up Agreement:  As defined in Section 3.2.
          -----------------

          Losses:  As defined in Section 13.1.
          ------

          MMI:  As defined in the opening paragraph.
          ---

          MMI Interests:  As defined in Section 1.1.
          -------------

          MMI Share:  As defined in Section 3.1.
          ---------

          Notices of Violation:  As defined in Section 7.2.
          --------------------

          Organizational Documents:  As defined in Section 8.2.
          ------------------------

          Organizational Transactions:  As defined in Section 3.4
          ---------------------------

          Other Personalty:  As defined in Article 2.
          ----------------

          Owners:  As defined in the opening paragraph.
          ------

          Partnership:  As defined in the opening paragraph.
          -----------

          Partnership Agreement:  As defined in Section 3.1.
          ---------------------

          Partnership Amendment:  As defined in Section 3.1.
          ---------------------

          Pending Claims:  As defined in Section 8.2.
          --------------

          Permitted Exceptions:  As defined in Section 6.1.
          --------------------

          Personal Property:  As defined in Article 2.
          -----------------

          Plans and Specs:  As defined in Article 2.
          ---------------

          Purchase Price:  As defined in Section 3.1.
          --------------

          Records:  As defined in Article 2.
          -------

          Registration Statement:  As defined in the Recitals.
          ----------------------

          REIT:  As defined in the Recitals.
          ----

          Schedule of Leases:  As defined in Section 5.1.
          ------------------

          Searches:  As defined in Section 4.2.
          --------

          SEC:  As defined in Recitals.
          ---

          Security Documents:  The documents evidencing the mortgage lien
          ------------------
                that secures the Debt.

          Separate Agreement:  As defined in Section 3.2.
          ------------------

          Service Contracts:  As defined in Article 2.
          -----------------

          Shares:  As defined in the Recitals.
          ------

          Supporting Documents:  As defined in Section 4.1.
          --------------------

          Survey:  As defined in Section 4.3.
          ------

          Surveyor:  As defined in Section 4.3.
          --------

          Tenants:  As defined in Section 8.2.
          -------

          Termination Date:  As defined in Section 5.4.
          ----------------

          Termination Information:  As defined in Section 8.7.
          -----------------------

          Title Commitment:  As defined in Section 4.1.
          ----------------

          Title Company:  As defined in Section 4.1.
          -------------

          Title Policy:  As defined in Section 4.1.
          ------------

          Tradenames:  As defined in Article 2.
          ----------

          Units:  As defined in the Recitals.
          -----

          Utility Reservations:  As defined in Article 2.
          --------------------

          Warranties:  As defined in Article 2.
          ----------

                                  ARTICLE 16
                                 MISCELLANEOUS
                                 -------------

          16.1  Notice.  Any notice provided for by this Agreement and any other
                ------
notice, demand or communication which any party may wish to send to another shall be in writing and either delivered in person or sent by registered or certified mail, return receipt requested, in a sealed envelope, postage prepaid, or overnight courier and addressed to the party for which such notice, demand or communication is intended at such party's address as set forth in this Section. The address for the AGH Parties for all purposes under this Agreement shall be the following:

                    American General Hospitality, Inc.
                    3860 W. Northwest Highway, Suite 300
                    Dallas, Texas  75220
                    Attention:  Bruce G. Wiles,
                                Executive Vice President

          with a copy to:

                    Battle Fowler, L.L.P.
                    75 East 55th Street
                    New York, New York 10022
                    Attention:  Peter M. Fass, Esq.

Owners' address for all purposes under this Agreement shall be the following:

                    MMI
                    215 Keo Way
                    Des Moines, Iowa 50309
                    Attention:  Matthew Bucksbaum

                    -and-

                    CSI
                    Holiday Inn Select
                    4402 East Washington Avenue
                    Madison, Wisconsin 53704

          with a copy to:

                    Neal Gerber & Eisenberg
                    Two North LaSalle Street
                    Suite 2200
                    Chicago, Illinois 60602
                    Attention:  Marshall E. Eisenberg

Any address or name specified above may be changed by a notice given by the addressee to the other party. Any notice, demand or other communication shall be deemed given and effective as of the date of delivery in person or receipt set forth on the return receipt. The inability to deliver because of changed address of which no notice was given, or rejection or other refusal to accept any notice, demand or other communication, shall be deemed to be receipt of notice, demand or other communication as of the date of such attempt to deliver or rejection or refusal to accept.

          16.2  Entire Agreement; Modifications and Waivers; Cumulative
                -------------------------------------------------------
Remedies. This Agreement constitutes the entire agreement between the parties hereto and may not be modified or amended except by instrument in writing signed by the parties hereto, and no provisions or conditions may be waived other than by a writing signed by the party waiving such provisions or conditions. No delay or omission in the exercise of any right or remedy accruing to Owners, AGH or Partnership upon any breach under this Agreement shall impair such right or remedy or be construed as a waiver of any such breach theretofore or thereafter occurring. The waiver by Owners, AGH or Partnership of any breach of any term, covenant or condition herein stated shall not be deemed to be a waiver of any other breach, or of a subsequent breach of the same or any other term, covenant or condition herein contained. All rights, powers, options or remedies afforded to Owners, AGH or Partnership either hereunder or by law shall be cumulative and not alternative, and the exercise of one right, power, option or remedy shall not bar other rights, powers, options or remedies allowed herein or by law, unless expressly provided to the contrary herein.

          16.3  Exhibits.  All exhibits referred to in this Agreement and
                --------
attached hereto are hereby incorporated in this Agreement by reference.

          16.4  Successors and Assigns.  Except as set forth in this Article,
                ----------------------
this Agreement may not be assigned by AGH or the Partnership without the prior approval of Owners. This Agreement shall be binding upon, and inure to the benefit of, Owners, AGH and the Partnership and their respective legal representatives, successors, and permitted assigns. Whenever a reference is made in this Agreement to AGH or the Partnership, it shall include their respective successors and permitted assigns under this Agreement. The Partnership or AGH may assign its rights and obligations under this Agreement (other than obligations as to issuance of Units) to an affiliate. The Partnership and AGH shall remain liable hereunder notwithstanding any assignment of this Agreement.

          16.5  Article Headings.  Article and section headings and numbers are
                ----------------
inserted herein only as a matter of convenience and in no way define, limit or prescribe the scope or intent of this Agreement or any part thereof and shall not be considered in interpreting or construing this Agreement.

          16.6  Governing Law.  This Agreement shall be construed and
                -------------
interpreted in accordance with the laws of the State of Wisconsin (without regard to its conflicts of law principles).

          16.7  Time Periods.  If the final day of any time period or limitation
                ------------
set out in any provision of this Agreement falls on a Saturday, Sunday or legal holiday under the laws of the State of Wisconsin or the federal government, then and in such event the time of such period shall be extended to the next day which is not a Saturday, Sunday or legal holiday.

          16.8  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and by either party hereto on a separate counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

          16.9  Survival.  Except as otherwise provided herein, all covenants
                --------
and agreements contained in the Agreement which contemplate performance after the Closing Date shall expressly survive the Closing, and shall not be deemed to merge into any closing documents.

          16.10  Further Acts.  In addition to the acts, deeds, instruments and
                 ------------
agreements recited herein and contemplated to be performed, executed and delivered by REIT, Partnership and Owners, REIT, Partnership and Owners shall perform, execute and deliver or cause to be performed, executed and delivered at the Closing or after the Closing, any and all further acts, deeds, instruments and agreements and provide such further assurances as the other party or the Title Company may reasonably require to consummate the transactions contemplated hereunder. However, the foregoing shall not be deemed to (i) require Owners to pay money or incur material obligations not expressly contemplated hereby, or
(ii) require Partnership or REIT to pay money or incur material obligations not expressly contemplated hereby.

          16.11  Severability.  In case any one or more of the provisions
                 ------------
contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

          16.12  Attorneys' Fees.  Should either party employ an attorney or
                 ---------------
attorneys to enforce any of the provisions hereof or to protect its interest in any manner arising under this

Agreement, or to recover damages for breach of this Agreement, the nonprevailing party in any action pursued in a court of competent jurisdiction (the finality of which is not legally contested) agrees to pay to the prevailing party all reasonable costs, damages, and expenses, including attorneys' fees, expended or incurred in connection therewith.

          IN WITNESS WHEREOF, this Agreement has been entered into effective as of the day and year first above written.

                              MADISON MOTOR INNS, INC.,
                              a Delaware corporation


                              By: /s/ Matthew Bucksbaum
                                 ---------------------------
                              Name:   Matthew Bucksbaum
                                   -------------------------
                              Title:  President
                                    ------------------------

                              CRAIG STARK, INC.,
                              a Wisconsin corporation


                              By:  /s/ Craig A. Stark
                                 ---------------------------
                              Name:  Craig A. Stark
                                     -----------------------
                              Title: President
                                     -----------------------

                              AMERICAN GENERAL HOSPITALITY, INC.,
                              a Texas corporation


                              By:  /s/ Bruce G. Wiles
                                 --------------------------------
                              Name:  Bruce G. Wiles
                                     ----------------------------
                              Title: Executive Vice President
                                     ----------------------------

                              AMERICAN GENERAL HOSPITALITY OPERATING
                              PARTNERSHIP, L.P.,
                              a Delaware limited partnership
                              By: AGH GP, Inc., a Nevada corporation, General Partner


                              By: /s/ Bruce G. Wiles
                                  -------------------------------
                              Name:  Bruce G. Wiles
                                     ----------------------------
                              Title: Executive Vice President
                                     ----------------------------

                              AGH GP, INC., a Nevada corporation, General
                              Partner


                              By: /s/ Bruce G. Wiles
                                 --------------------------------
                              Name:  Bruce G. Wiles
                                     ----------------------------
                              Title: Executive Vice President
                                     ----------------------------

                                  Schedule 5
                                  ----------

     The CSI Unit Component (calculated prior to any adjustments pursuant to Section 10.8), shall be adjusted and, as adjusted, shall be paid to CSI in Units, as follows:

At the Closing, CSI shall receive a number of Units equal to (a) the CSI Unit Component (subject to adjustment as set forth below), divided by (b) the mid-point of the proposed per Share offering prices (the "Mid-Point Price") set forth in the final red herring included in the REIT's Registration Statement on Form S-11 (the "Red Herring"). In the event that the initial yield per Share set forth in the Red Herring (the "Initial Yield"; calculated by dividing the estimated annual distribution per Share for the 12-month period following the IPO, as set forth in the Red Herring by the Mid-Point Price) is a percentage greater or less than 8.00%, then the CSI Unit Component shall decrease or increase accordingly by an amount equal to the Applicable Percentage (as defined below) times the resulting change in the value of the Partnership; provided, however, in no event shall the CSI Unit Component be reduced by more than 12.5%. As used in this Schedule 5, the "value of the Partnership" shall be determined by taking the product of the "Pro Forma Cash Available for Distribution" as defined in the Red Herring ("CAD") times the percentage of CAD (expressed as a decimal fraction) to be distributed to the partners in the Partnership or the shareholders in the REIT (as the case may be) as set forth in the Red Herring, and dividing that product by the Initial Yield. While the CSI Unit Component may never be reduced by more than 12.5%, there shall be no cap on increases in the CSI Unit Component as a result of any positive pricing adjustment described in this Schedule 5. For purposes of this Schedule 5, "Applicable Percentage" shall mean the fraction (expressed as a decimal fraction), the numerator of which is the percentage interest being conveyed under this Agreement for Units times the Purchase Price of the underlying hotel asset and the denominator of which is the value of the total portfolio of hotel assets acquired by the Partnership upon the consummation of the IPO as determined in good faith by the REIT.

          The AGH Parties represent and warrant that all persons receiving Units in exchange for contributions to the Partnership are receiving such Units pursuant to a consistently-applied methodology for determining the number of Units.